Prospectus

May 1, 2010

Group Combination Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Balanced Portfolio
Index 600 Stock Portfolio	Asset Allocation Portfolio
Small Cap Value Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target
Multi-Style Equity Fund	Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund
Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

Fixed Options

Guaranteed Return Fund (in 1-, 3-, and 5-year durations)

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. All contractual guarantees are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.  The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2010, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable payment plan; (2) a fixed payment plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable payment plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.

Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.

Contract—The agreement between you and us described in this variable annuity prospectus.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Account before the end of a Guaranteed Period.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.

Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)

Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.

This prospectus describes two versions of the Group Combination Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a simplified-load version (in which no sales charge is assessed).

Account C Prospectus

Fee and Expense Tables

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy or surrender the Contract. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). Other administrative charges may apply during the Annuity period. (See “Transfers Between Divisions”.) We may also charge for state premium tax deductions (although such a charge is not being assessed at the present).

Front-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Installation Fee	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees [1]	1.00%
Other Expenses	None

Total Maximum Separate Account Annual Expenses [1]	1.00%

Current Mortality and Expense Risk Fees[1]	0.65%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.65%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

Simplified-Load Contract

Transaction Expenses for Contract Owners (as a percentage of purchase payments)
Maximum Sales Load	None
Installation Fee	$750
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees [1]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.50%

Current Mortality and Expense Risk Fees[1]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	1.25%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

1	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to raise the mortality and expense risk fees to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. (See “Amendments and Termination.”)

Account C Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.71%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.04% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2009. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%	0.45%
Focused Appreciation Portfolio(1)	0.78%	0.00%	0.02%	0.00%	0.80%	0.00%	0.80%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%	0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.09%	0.00%	0.86%	(0.01%)	0.85%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%	0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.10%	0.00%	0.82%	(0.02%)	0.80%
Domestic Equity Portfolio(1)	0.57%	0.00%	0.02%	0.00%	0.59%	0.00%	0.59%
Equity Income Portfolio(1)	0.65%	0.00%	0.03%	0.00%	0.68%	0.00%	0.68%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%	0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
Mid Cap Value Portfolio(1)	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Small Cap Growth Stock Portfolio	0.58%	0.00%	0.03%	0.01%	0.62%	0.00%	0.62%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.23%	0.00%	0.48%	(0.13%)	0.35%
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.06%	0.93%	0.00%	0.93%
International Growth Portfolio(1)	0.70%	0.00%	0.16%	0.00%	0.86%	0.00%	0.86%
Research International Core Portfolio(1)	0.88%	0.00%	0.83%	0.00%	1.71%	(0.56%)	1.15%
International Equity Portfolio(2)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.06%)	0.66%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.49%	0.00%	1.63%	(0.13%)	1.50%
Money Market Portfolio(3)	0.30%	0.00%	0.04%	0.00%	0.34%	(0.00%)	0.34%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.05%	0.00%	0.40%	0.00%	0.40%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%	0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.00%	0.07%	0.00%	0.62%	0.00%	0.62%
Inflation Protection Portfolio(1)	0.58%	0.00%	0.04%	0.00%	0.62%	0.00%	0.62%
High Yield Bond Portfolio	0.46%	0.00%	0.03%	0.00%	0.49%	0.00%	0.49%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.14%	0.00%	0.93%	0.00%	0.93%
Balanced Portfolio	0.30%	0.00%	0.01%	0.00%	0.31%	0.00%	0.31%
Asset Allocation Portfolio(4)	0.55%	0.00%	0.07%	0.00%	0.62%	(0.05%)	0.57%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio (5)	0.56%	0.25%	0.12%	0.00%	0.93%	0.00%	0.93%
VIP Contrafund® Portfolio(5)	0.56%	0.25%	0.11%	0.00%	0.92%	0.00%	0.92%

Account C Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(6)	0.85%	0.00%	0.30%	0.00%	1.15%	0.00%	1.15%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.13%	0.01%	0.87%	0.00%	0.87%
Aggressive Equity Fund(7)	0.90%	0.00%	0.23%	0.01%	1.14%	(0.06%)	1.08%
Real Estate Securities Fund	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Non-U.S. Fund(7)	0.90%	0.00%	0.22%	0.02%	1.14%	(0.06%)	1.08%
Core Bond Fund(7)	0.55%	0.00%	0.18%	0.01%	0.74%	(0.07%)	0.67%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(8)	0.20%	0.00%	0.28%	0.75%	1.23%	(0.38%)	0.85%
Balanced Strategy Fund(8)	0.20%	0.00%	0.15%	0.87%	1.22%	(0.25%)	0.97%
Growth Strategy Fund(8)	0.20%	0.00%	0.19%	0.93%	1.32%	(0.29%)	1.03%
Equity Growth Strategy Fund(8)	0.20%	0.00%	0.38%	1.00%	1.58%	(0.48%)	1.10%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2011.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%

(2)

International Equity Portfolio—MSA has agreed to waive its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2011.

(3)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(4)

Asset Allocation Portfolio—MSA has contractually agreed to waive its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million. In addition, MSA has contractually agreed to waive the management fee and absorb certain other operating expenses of the portfolio to the extent necessary so that Total Operating Expenses for the portfolio will not exceed an annual rate of 0.75% of the portfolio’s average net assets. These fee waiver agreements may be terminated at any time after April 30, 2011.

(5)

Fidelity Management & Research Company, the adviser to the Fidelity Variable Insurance Products portfolios, has voluntarily agreed to reimburse Service Class 2 of the portfolios to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 1.10% of each class’ average net assets in the respective portfolio. These arrangements may be discontinued at any time.

(6)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the Portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the Portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs), in the aggregate, are limited to 1.30% per annum of the Portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(7)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2011, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(8)

For each of the Russell Investment Funds LifePoints Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2011, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Account C Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$658	$1,203	$1,773	$3,316
Minimum Total Annual Portfolio Operating Expenses	$568	$817	$1,085	$1,850

Simplified-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$275	$943	$1,636	$3,479
Minimum Total Annual Portfolio Operating Expenses	$181	$546	$935	$2,025

Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Deductions” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Funds and the assessment of variable account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

Account C Prospectus

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•

Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

Account C Prospectus

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a variety of variable and fixed investment options for you to choose. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s (S&P) 500® Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.

Account C Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the S&P® SmallCap 600 Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company, LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Account C Prospectus

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation.
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940

Account C Prospectus

Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable payment plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable payment plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other payment plan. An administrative charge may apply.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken with respect to individual accounts to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost

Account C Prospectus

averaging, interest sweeps, or to initial allocations or changes in future allocations. Once a contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. In addition, although we are unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state and under your Contract. To find out if a Guaranteed Return Fund Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

The Guaranteed Return Fund Accounts

General    During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Interest Rates    Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.

Interest rate bands for the simplified-load contracts are as follows:

Contract Size		Interest Rate
At Least	But less than...
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%

Interest rate bands for the front-load contracts are shown below.

Contract Size		Interest Rate
At Least	But less than...
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%

Maturity Dates    GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:

If the Plan Year End Date is...	Example	The Maturity Dates are...
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10

Account C Prospectus

If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2007, all the deposits will mature on March 31, 2008. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.

Options at Maturity    When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Money Market Investment Division.

Market Value Adjustment    A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income payment plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.

In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.

Other Information    Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.”) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this Prospectus regarding the GRF.

The Contracts

Unallocated Group Annuity Contracts

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.

When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed Annuity Payment Plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Variable Payment Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.

Account C Prospectus

Purchase Payments Under The Contracts

Amount and Frequency    You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.

You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.

Application of Purchase Payments    We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Money Market Division.

We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more divisions. Accumulation Units represent your interest in the Separate Account.

The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.

Net Investment Factor

For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)

The Portfolios will distribute investment income and realized capital gains to the Separate Account divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.

Benefits Provided Under The Contracts

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

The benefits provided under the Contracts consist of a Surrender Value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the payment plan in effect at that time.

Surrender or Withdrawal Value    To the extent permitted by the Plan or Trust, you may terminate the Contract and

Account C Prospectus

redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Payment Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.

Retirement Benefits    You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the payment plans described below. Your request will state the payment plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)

We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects a Payment Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Payment Plans (or “Income Plans”)

Generally    We will pay part or all of the benefits under a Contract under either a fixed or variable payment plan you select, depending on applicable state law. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable payment plan, an Annuitant must select the initial allocation of annuity units among the Divisions and may reallocate annuity units among the Divisions at any time while the variable payment plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Payment Plans, see “Federal Income Taxes.”

Description of Payment Plans    The following Payment Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 5 to 30 years.

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A payment plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time, we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular payment plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an

Account C Prospectus

Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the payment plan in a Portfolio.

Assumed Investment Rate    The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses in the performance of the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor's registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Deferment of Benefit Payments    We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable payment plan, or the payment of benefits under a variable payment plan., until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a payment plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity

Account C Prospectus

Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.

Any dividends allocated to your Contract will be credited on the Contract anniversary and, under the Company’s current approach, will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Money Market Division. For the coming year, all NN Series front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.

Free Look    Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required under applicable state law), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Periodic reports relating to the Portfolios, proxy material and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable annuity payment plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Amendments and Termination    After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to a payment plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Financial Statements    Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Statement of Additional Information containing such financial statements, or for any other contract-related inquiries, call 1-888-455-2232.

Account C Prospectus

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments:

Front-Load Contract

We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $150,000	4.5%
Next $350,000	3.0%
Next $500,000	1.0%
Balance over $1,000,000	0.5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge.    The Net Investment Factor (see “Net Investment Factor”)    we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See “Amendments and Termination.”)

The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.

3. Administration Fee.    We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes.    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 1% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds.    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the

Account C Prospectus

employer and the employee cannot exceed the lesser of $49,000 or 100% of compensation or earned income up to $245,000 (dollar amounts as indexed for 2010). The employer’s deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $16,500 in 2010 and indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $5,500 for 2010, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.

Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed by federal tax law on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan.

Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.

Minimum Distribution Requirements    As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 50% penalty tax may be imposed under federal tax law on the person who should have received the payment for the shortfall amount.

The Plan must make the first required distribution by the “required beginning date” and subsequent required distributions no later than December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70 1/2 or, if older and the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.

If the employee dies before the required beginning date, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:    A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:    A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) into an inherited IRA. The nonspouse designated beneficiary must then follow the distribution rules applicable to inherited IRAs.

Spousal Exceptions:    If the employee’s spouse, as defined under federal tax law, elects the life expectancy rule, distributions do not need to begin until December 31 of the year of the employee’s death or, if later, by the end of the year the employee would have attained age 70 1/2. Alternatively, the spouse, as defined under federal tax law, may roll over the Contract into an IRA owned by the spouse or to any other plan

Account C Prospectus

in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. For example, certain declared federal disaster relief or military service provisions may supplement this information. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See “Net Investment Factor” and “Deductions.”)

Contracts issued prior to January 6, 1992

Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992    For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.

Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984    For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.

Account C Prospectus

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-4
Illustrations of Variable Annuity Payments	B-4

Account C Prospectus

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W07SW

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account C to:

Name

Address

City                                                                                                                                   State                           Zip

Account C Prospectus

Appendix A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for in force Contracts no longer offered for sale. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued After December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.652	$1.946	$3.204	$2.953	$2.713	$2.535	$2.392	$2.024	$2.574	$3.020
Number of Units Outstanding	257	261	241	278	360	420	412	414	558	815
Simplified-Load Version
Accumulation Unit Value	$2.415	$1.782	$2.952	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902
Number of Units Outstanding	350	366	624	841	989	1,097	1,681	1,982	2,897	3,221
Focused Appreciation Division(b)
Front-Load Version
Accumulation Unit Value	$1.828	$1.291	$2.167	$1.719	$1.650	$1.419	$1.194	—	—	—
Number of Units Outstanding	135	169	157	86	203	182	167	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.756	$1.248	$2.107	$1.682	$1.624	$1.405	$1.189	—	—	—
Number of Units Outstanding	288	263	262	279	351	115	28	—	—	—
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$2.118	$1.648	$2.708	$2.498	$2.255	$2.093	$1.948	$1.580	$2.215	$2.417
Number of Units Outstanding	185	182	232	344	397	309	350	572	1,013	1,320
Simplified-Load Version
Accumulation Unit Value	$1.928	$1.510	$2.495	$2.316	$2.103	$1.963	$1.838	$1.580	$2.116	$2.323
Number of Units Outstanding	531	556	602	797	797	938	1,558	2,469	3,691	4,330
Large Cap Blend Division(a)
Front-Load Version
Accumulation Unit Value	$0.699	$0.553	$0.931	—	—	—	—	—	—	—
Number of Units Outstanding	76	71	59	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.688	$0.547	$0.927	—	—	—	—	—	—	—
Number of Units Outstanding	19	19	—	—	—	—	—	—	—	—
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$3.345	$2.664	$4.252	$4.060	$3.534	$3.396	$3.088	$2.420	$3.126	$3.570
Number of Units Outstanding	587	601	662	778	885	1,053	1,250	1,590	1,895	2,724
Simplified-Load Version
Accumulation Unit Value	$3.935	$3.152	$5.062	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432
Number of Units Outstanding	582	794	1,034	1,197	1,508	2,018	2,388	3,722	6,662	8,286
Large Company Value Division(a)
Front-Load Version
Accumulation Unit Value	$0.700	$0.584	$0.936	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.689	$0.578	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	72	28	—	—	—	—	—	—	—	—
Domestic Equity Division(c)
Front-Load Version
Accumulation Unit Value	$1.076	$0.837	$1.369	$1.471	$1.270	$1.183	$1.019	$0.763	$0.975	—
Number of Units Outstanding	303	320	285	248	364	331	342	153	66	—
Simplified-Load Version
Accumulation Unit Value	$1.024	$0.800	$1.317	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—
Number of Units Outstanding	389	379	486	647	640	1,017	757	532	119	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Equity Income Division(b)
Front-Load Version
Accumulation Unit Value	$1.398	$1.129	$1.771	$1.726	$1.458	$1.408	$1.231	—	—	—
Number of Units Outstanding	38	29	43	9	23	23	83	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.343	$1.091	$1.722	$1.688	$1.435	$1.394	$1.226	—	—	—
Number of Units Outstanding	200	165	159	117	81	161	34	—	—	—
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$3.400	$2.591	$4.352	$3.629	$3.499	$3.318	$2.924	$2.360	$3.013	$3.785
Number of Units Outstanding	459	475	481	526	600	713	784	972	1,501	2,115
Simplified-Load Version
Accumulation Unit Value	$4.844	$3.713	$6.275	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692
Number of Units Outstanding	534	623	660	861	936	1,160	1,742	2,895	5,015	6,385
Index 400 Stock Division
Front-Load Version
Accumulation Unit Value	$1.916	$1.408	$2.223	$2.073	$1.897	$1.699	$1.471	$1.096	$1.291	$1.308
Number of Units Outstanding	53	78	91	135	201	243	270	337	301	295
Simplified-Load Version
Accumulation Unit Value	$1.797	$1.328	$2.111	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295
Number of Units Outstanding	400	378	513	467	648	876	945	994	1,182	776
Mid Cap Value Division(b)
Front-Load Version
Accumulation Unit Value	$1.460	$1.192	$1.848	$1.863	$1.638	$1.563	$1.326	—	—	—
Number of Units Outstanding	100	92	100	66	184	172	161	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.402	$1.152	$1.797	$1.823	$1.612	$1.548	$1.321	—	—	—
Number of Units Outstanding	94	116	150	180	147	72	11	—	—	—
Small Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.200	$1.688	$3.027	$2.781	$2.624	$2.375	$2.013	$1.522	$1.878	$1.965
Number of Units Outstanding	71	84	95	95	85	130	181	197	267	326
Simplified-Load Version
Accumulation Unit Value	$2.063	$1.593	$2.873	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945
Number of Units Outstanding	202	228	314	298	410	546	847	753	1,067	1,197
Index 600 Stock Division(a)
Front-Load Version
Accumulation Unit Value	$0.795	$0.639	$0.937	—	—	—	—	—	—	—
Number of Units Outstanding	9	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.783	$0.633	$0.933	—	—	—	—	—	—	—
Number of Units Outstanding	67	23	—	—	—	—	—	—	—	—
Small Cap Value Division(c)
Front-Load Version
Accumulation Unit Value	$1.748	$1.373	$1.923	$1.951	$1.685	$1.582	$1.278	$0.952	$1.015	—
Number of Units Outstanding	76	94	96	98	164	182	155	107	7	—
Simplified-Load Version
Accumulation Unit Value	$1.662	$1.313	$1.850	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—
Number of Units Outstanding	230	228	311	352	413	485	428	319	141	—
International Growth Division(c)
Front-Load Version
Accumulation Unit Value	$1.360	$1.111	$2.078	$1.857	$1.539	$1.313	$1.087	$0.787	$0.904	—
Number of Units Outstanding	118	130	145	125	120	119	26	7	—	—
Simplified-Load Version
Accumulation Unit Value	$1.293	$1.063	$2.000	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—
Number of Units Outstanding	537	531	676	390	321	144	92	51	25	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Research International Core Division(a)
Front-Load Version
Accumulation Unit Value	$0.779	$0.600	$1.050	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.767	$0.594	$1.046	—	—	—	—	—	—	—
Number of Units Outstanding	64	17	17	—	—	—	—	—	—	—
International Equity Division
Front-Load Version
Accumulation Unit Value	$3.413	$2.581	$4.621	$3.940	$3.029	$2.734	$2.306	$1.653	$2.014	$2.357
Number of Units Outstanding	344	369	438	486	518	504	501	533	1,090	1,654
Simplified-Load Version
Accumulation Unit Value	$3.089	$2.350	$4.233	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251
Number of Units Outstanding	778	835	1,092	1,024	1,016	1,294	1,712	2,178	3,670	4,672
Emerging Markets Equity Division(a)
Front-Load Version
Accumulation Unit Value	$0.932	$0.552	$1.242	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.917	$0.547	$1.237	—	—	—	—	—	—	—
Number of Units Outstanding	255	56	32	—	—	—	—	—	—	—
Money Market Division
Front-Load Version
Accumulation Unit Value	$1.738	$1.736	$1.700	$1.625	$1.560	$1.525	$1.513	$1.504	$1.490	$1.443
Number of Units Outstanding	473	461	473	395	347	512	790	2,092	927	641
Simplified-Load Version
Accumulation Unit Value	$3.029	$3.044	$3.000	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655
Number of Units Outstanding	614	1,136	479	1,001	860	1,181	1,742	2,738	4,816	3,716
Short-Term Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.116	$1.047	$1.026	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.098	$1.037	$1.022	—	—	—	—	—	—	—
Number of Units Outstanding	314	—	1	—	—	—	—	—	—	—
Select Bond Division
Front-Load Version
Accumulation Unit Value	$2.804	$2.580	$2.515	$2.380	$2.309	$2.273	$2.184	$2.084	$1.872	$1.707
Number of Units Outstanding	164	186	299	295	442	524	508	519	573	737
Simplified-Load Version
Accumulation Unit Value	$11.852	$10.973	$10.761	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615
Number of Units Outstanding	212	202	188	239	390	453	631	717	892	896
Long-Term U.S. Government Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.187	$1.285	$1.071	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.168	$1.272	$1.066	—	—	—	—	—	—	—
Number of Units Outstanding	99	45	1	—	—	—	—	—	—	—
Inflation Protection Division(a)
Front-Load Version
Accumulation Unit Value	$1.139	$1.042	$1.064	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.121	$1.032	$1.059	—	—	—	—	—	—	—
Number of Units Outstanding	58	—	—	—	—	—	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$2.718	$1.882	$2.408	$2.368	$2.171	$2.155	$1.924	$1.500	$1.555	$1.490
Number of Units Outstanding	59	71	83	81	95	156	177	129	148	166
Simplified-Load Version
Accumulation Unit Value	$2.475	$1.723	$2.219	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432
Number of Units Outstanding	158	247	246	285	490	562	629	626	967	1,126
Multi-Sector Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.129	$0.931	$1.006	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	22	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.111	$0.922	$1.002	—	—	—	—	—	—	—
Number of Units Outstanding	128	50	—	—	—	—	—	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$3.062	$2.538	$3.306	$3.135	$2.858	$2.776	$2.590	$2.210	$2.405	$2.500
Number of Units Outstanding	670	920	977	1,095	1,788	1,520	1,572	2,482	3,594	4,448
Simplified-Load Version
Accumulation Unit Value	$8.553	$7.131	$9.345	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368
Number of Units Outstanding	758	898	1,139	1,423	1,532	1,796	2,313	2,851	4,314	5,216
Asset Allocation Division(c)
Front-Load Version
Accumulation Unit Value	$1.261	$0.999	$1.439	$1.324	$1.212	$1.140	$1.043	$0.870	$0.976	—
Number of Units Outstanding	96	76	77	81	57	57	137	49	5	—
Simplified-Load Version
Accumulation Unit Value	$1.199	$0.955	$1.385	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—
Number of Units Outstanding	862	901	1,215	1,122	925	860	613	1,295	11	—
(a) The initial investment was made on April 30, 2007. (c) The initial investment was made on July 31, 2001. Fidelity® Variable Insurance Products
	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Front-Load Version
Accumulation Unit Value	$2.168	$1.562	$2.603	$2.271	$2.034	$1.735	$1.401
Number of Units Outstanding	67	77	115	84	58	18	179
Simplified-Load Version
Accumulation Unit Value	$2.083	$1.510	$2.531	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	162	194	275	331	273	175	90
VIP Contrafund® Division(a)
Front-Load Version
Accumulation Unit Value	$0.853	$0.634	$1.113	—	—	—	—
Number of Units Outstanding	—	23	23	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.839	$0.627	$1.109	—	—	—	—
Number of Units Outstanding	393	318	259	—	—	—	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

Neuberger Berman Advisers Management Trust

	December 31
	2009	2008	2007
Socially Responsive Division(a)
Front-Load Version
Accumulation Unit Value	$0.797	$0.610	$1.014
Number of Units Outstanding	—	5	5
Simplified-Load Version
Accumulation Unit Value	$0.784	$0.604	$1.010
Number of Units Outstanding	122	74	—
(a) The initial investment was made on April 30, 2007. Russell Investment Funds
	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Front-Load Version
Accumulation Unit Value	$0.856	$0.656	$1.111	$1.013	$0.904	$0.848	$0.778	$0.607	$0.796	$0.934
Number of Units Outstanding	931	861	915	984	1,096	1,055	443	415	476	381
Simplified-Load Version
Accumulation Unit Value	$0.803	$0.619	$1.054	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925
Number of Units Outstanding	377	362	558	1,020	957	856	717	753	1,056	1,254
Aggressive Equity Division
Front-Load Version
Accumulation Unit Value	$1.285	$0.984	$1.736	$1.690	$1.481	$1.402	$1.230	$0.850	$1.057	$1.090
Number of Units Outstanding	86	71	137	124	137	148	127	135	173	140
Simplified-Load Version
Accumulation Unit Value	$1.206	$0.929	$1.648	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079
Number of Units Outstanding	157	207	417	396	453	565	621	487	497	445
Non-U.S. Division
Front-Load Version
Accumulation Unit Value	$1.225	$0.975	$1.704	$1.558	$1.268	$1.123	$0.955	$0.693	$0.822	$1.061
Number of Units Outstanding	379	332	404	407	768	709	505	171	205	208
Simplified-Load Version
Accumulation Unit Value	$1.150	$0.920	$1.618	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050
Number of Units Outstanding	364	393	420	565	447	566	688	573	592	540
Real Estate Securities Division
Front-Load Version
Accumulation Unit Value	$2.404	$1.876	$2.983	$3.568	$2.644	$2.356	$1.758	$1.290	$1.251	$1.167
Number of Units Outstanding	130	121	133	164	272	271	282	193	180	69
Simplified-Load Version
Accumulation Unit Value	$2.255	$1.771	$2.832	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156
Number of Units Outstanding	492	461	594	507	609	696	608	664	424	264
Core Bond Division
Front-Load Version
Accumulation Unit Value	$1.675	$1.455	$1.519	$1.426	$1.384	$1.365	$1.313	$1.245	$1.151	$1.079
Number of Units Outstanding	594	643	758	743	691	617	388	336	337	260
Simplified-Load Version
Accumulation Unit Value	$1.571	$1.373	$1.442	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068
Number of Units Outstanding	354	205	266	455	478	417	290	317	358	192

Account C Prospectus

Accumulation Unit Values Contracts Issued After December 31, 1991 (continued) Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.997	$0.820	$1.031
Number of Units Outstanding	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.981	$0.811	$1.027
Number of Units Outstanding	312	—	—
Balanced Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.921	$0.739	$1.023
Number of Units Outstanding	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.907	$0.732	$1.019
Number of Units Outstanding	343	5	—
Growth Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.848	$0.664	$1.017
Number of Units Outstanding	2	27	26
Simplified-Load Version
Accumulation Unit Value	$0.834	$0.657	$1.013
Number of Units Outstanding	377	—	—
Equity Growth Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.771	$0.593	$1.008
Number of Units Outstanding	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.759	$0.587	$1.004
Number of Units Outstanding	420	31	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Accumulation Unit Value	$29.366	$21.409	$35.015	$32.066	$29.266	$27.171	$25.472	$21.415	$27.050	$31.532
Number of Units Outstanding	8	235	827	821	794	804	808	821	903	978
Focused Appreciation Division(b)
Accumulation Unit Value	$19.089	$13.398	$22.333	$17.608	$16.788	$14.349	$11.990	—	—	—
Number of Units Outstanding	7	5	2	2	—	—	—	—	—	—
Large Cap Core Stock Division
Accumulation Unit Value	$23.450	$18.131	$29.597	$27.124	$24.327	$22.430	$20.738	$16.717	$23.282	$25.244
Number of Units Outstanding	7	248	868	806	749	690	637	552	660	651
Large Cap Blend Division(a)
Accumulation Unit Value	$7.117	$5.586	$9.348	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$50.989	$40.341	$63.973	$60.679	$52.480	$50.112	$45.269	$35.246	$45.229	$51.326
Number of Units Outstanding	31	715	1,365	1,454	1,571	1,652	1,689	1,782	2,199	2,434
Large Company Value Division(a)
Accumulation Unit Value	$7.124	$5.902	$9.403	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Domestic Equity Division(c)
Accumulation Unit Value	$11.371	$8.779	$14.273	$15.238	$13.072	$12.099	$10.354	$7.703	$9.781	—
Number of Units Outstanding	2	4	12	5	8	9	12	8	3	—
Equity Income Division(b)
Accumulation Unit Value	$14.595	$11.715	$18.250	$17.675	$14.834	$14.238	$12.364	—	—	—
Number of Units Outstanding	8	9	8	1	2	2	—	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$57.953	$43.872	$73.220	$60.664	$58.106	$54.747	$47.933	$38.441	$48.753	$60.845
Number of Units Outstanding	19	527	1,106	1,150	1,271	1,380	1,444	1,538	1,744	1,855
Index 400 Stock Division
Accumulation Unit Value	$20.536	$14.989	$23.522	$21.794	$19.805	$17.625	$15.159	$11.228	$13.138	$13.225
Number of Units Outstanding	1	685	1,641	1,580	1,583	1,467	1,229	1,164	1,137	757
Mid Cap Value Division(b)
Accumulation Unit Value	$15.242	$12.368	$19.048	$19.079	$16.664	$15.801	$13.316	—	—	—
Number of Units Outstanding	3	3	4	—	1	—	—	—	—	—
Small Cap Growth Stock Division
Accumulation Unit Value	$23.577	$17.974	$32.022	$29.233	$27.402	$24.646	$20.746	$15.591	$19.113	$19.860
Number of Units Outstanding	6	454	1,171	1,235	1,258	1,176	1,080	992	974	859
Index 600 Stock Division(a)
Accumulation Unit Value	$8.092	$6.465	$9.411	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Small Cap Value Division(c)
Accumulation Unit Value	$18.467	$14.406	$20.046	$20.213	$17.343	$16.176	$12.985	$9.608	$10.176	—
Number of Units Outstanding	4	6	9	10	18	14	7	5	1	—
International Growth Division(c)
Accumulation Unit Value	$14.362	$11.661	$21.668	$19.240	$15.839	$13.422	$11.039	$7.942	$9.060	—
Number of Units Outstanding	11	12	9	9	6	8	2	2	2	—
Research International Core Division(a)
Accumulation Unit Value	$7.931	$6.062	$10.549	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
International Equity Division
Accumulation Unit Value	$3.804	$2.858	$5.083	$4.306	$3.289	$2.950	$2.472	$1.760	$2.131	$2.477
Number of Units Outstanding	109	8,133	23,350	21,029	19,517	18,696	17,398	17,430	18,588	20,581
Emerging Markets Equity Division(a)
Accumulation Unit Value	$9.480	$5.585	$12.473	—	—	—	—	—	—	—
Number of Units Outstanding	3	7	3	—	—	—	—	—	—	—
Money Market Division
Accumulation Unit Value	$41.259	$40.948	$39.848	$37.848	$36.095	$35.049	$34.554	$34.133	$33.577	$32.312
Number of Units Outstanding	3	3	1	2	3	2	6	10	14	34

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Short-Term Bond Division(a)
Accumulation Unit Value	$11.354	$10.589	$10.310	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Select Bond Division
Accumulation Unit Value	$170.745	$156.117	$151.194	$142.110	$136.985	$134.012	$127.940	$121.280	$108.200	$98.036
Number of Units Outstanding	2	40	73	77	82	81	88	92	81	60
Long-Term U.S. Government Bond Division(a)
Accumulation Unit Value	$12.081	$12.988	$10.755	—	—	—	—	—	—	—
Number of Units Outstanding	3	3	—	—	—	—	—	—	—	—
Inflation Protection Division(a)
Accumulation Unit Value	$11.587	$10.535	$10.683	—	—	—	—	—	—	—
Number of Units Outstanding	8	17	—	—	—	—	—	—	—	—
High Yield Bond Division
Accumulation Unit Value	$30.095	$20.699	$26.317	$25.706	$23.418	$23.097	$20.483	$15.871	$16.344	$15.561
Number of Units Outstanding	2	86	217	213	235	225	230	176	177	152
Multi-Sector Bond Division(a)
Accumulation Unit Value	$11.493	$9.415	$10.109	—	—	—	—	—	—	—
Number of Units Outstanding	6	9	—	—	—	—	—	—	—	—
Balanced Division
Accumulation Unit Value	$122.549	$100.918	$130.597	$123.032	$111.422	$107.556	$99.687	$84.486	$91.373	$94.345
Number of Units Outstanding	47	183	398	426	483	534	557	664	814	873
Asset Allocation Division(c)
Accumulation Unit Value	$13.322	$10.482	$15.001	$13.712	$12.475	$11.660	$10.598	$8.786	$9.790	—
Number of Units Outstanding	—	—	—	2	43	43	29	20	3	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. (c) The initial investment was made on July 31, 2001. Fidelity® Variable Insurance Products
	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Accumulation Unit Value	$22.644	$16.203	$26.829	$23.261	$20.694	$17.535	$14.067
Number of Units Outstanding	5	7	8	7	6	4	—
VIP Contrafund® Division(a)
Accumulation Unit Value	$8.680	$6.407	$11.180	—	—	—	—
Number of Units Outstanding	14	18	3	—	—	—	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. Neuberger Berman Advisers Management Trust
	December 31
	2009	2008	2007
Socially Responsive Division(a)
Accumulation Unit Value	$8.109	$6.170	$10.188
Number of Units Outstanding	—	—	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Accumulation Unit Value	$9.176	$6.983	$11.749	$10.647	$9.443	$8.803	$8.017	$6.221	$8.099	$9.441
Number of Units Outstanding	—	—	9	23	23	24	25	8	24	24
Aggressive Equity Division
Accumulation Unit Value	$13.775	$10.484	$18.366	$17.759	$15.471	$14.545	$12.678	$8.708	$10.758	$11.018
Number of Units Outstanding	—	—	—	—	—	1	1	1	1	1
Non-U.S. Division
Accumulation Unit Value	$13.136	$10.385	$18.033	$16.376	$13.245	$11.650	$9.848	$7.096	$8.363	$10.725
Number of Units Outstanding	1	3	5	6	1	2	3	3	3	3
Real Estate Securities Division
Accumulation Unit Value	$25.766	$19.982	$31.560	$37.507	$27.612	$24.444	$18.124	$13.209	$12.725	$11.800
Number of Units Outstanding	5	476	983	1,459	1,208	1,080	743	640	460	192
Core Bond Division
Accumulation Unit Value	$17.948	$15.498	$16.071	$14.986	$14.448	$14.163	$13.532	$12.749	$11.713	$10.906
Number of Units Outstanding	8	7	1	—	—	—	1	—	—	—

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Accumulation Unit Value	$10.145	$8.286	$10.353
Number of Units Outstanding	—	—	—
Balanced Strategy Division(a)
Accumulation Unit Value	$9.376	$7.471	$10.273
Number of Units Outstanding	—	—	—
Growth Strategy Division(a)
Accumulation Unit Value	$8.628	$6.710	$10.213
Number of Units Outstanding	—	—	—
Equity Growth Strategy Division(a)
Accumulation Unit Value	$7.849	$5.999	$10.125
Number of Units Outstanding	—	—	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

GROUP COMBINATION ANNUITY

A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”)is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 888-455-2232, or visiting the website www. northwesternmutual.com.

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DISTRIBUTION OF THE CONTRACTS

Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2009	$43,101
2008	$58,871
2007	$70,874

NMIS also provides certain services related to the administration of a certain payment plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

(1) Value of Annuitant's retirement benefit allocated to Balanced	$50,000

(2) Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00

(3) Amount of first payment from Balanced Division (1) x (2) divided by $1,000	$250.00

(4) Assumed Value of Annuity Unit in Balanced Division on effective date of payment plan.	$1.500000

(5) Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2009

NML Variable Annuity Account C

Financial Statements

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$1,945	$1,171	$1,667	$158	$6,162
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	1,945	1,171	1,667	158	6,162

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	2	4

Total Liabilities	—	—	—	2	4

Total Net Assets	$1,945	$1,171	$1,667	$156	$6,158

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$231	$137	$172	$1	$1,578
Annuity Reserves	19	—	3	—	37
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	681	247	392	53	1,963
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	844	506	1,023	13	2,292
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	170	281	77	89	288

Total Net Assets	$1,945	$1,171	$1,667	$156	$6,158

(1) Investments, at cost	$2,042	$1,200	$1,771	$169	$6,713
(2) Shares Outstanding	1,015	687	1,495	229	2,644
(3) Accumulation Unit Value	$29.365924	$19.088595	$23.449551	$7.116544	$50.989051
Units Outstanding	8	7	7	—	31
(4) Accumulation Unit Value	$27.151889	$18.462127	$21.681436	$7.021613	$46.375716
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$2.652246	$1.827850	$2.117879	$0.699347	$3.345235
Units Outstanding	257	135	185	76	587
(6) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	350	288	531	19	582
(7) Accumulation Unit Value	$0.843984	$1.864749	$0.847680	$0.704978	$0.880039
Units Outstanding	201	150	91	127	327

The Accompanying Notes are an Integral Part of the Financial Statements.	F-2

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$161	$1,114	$762	$5,363	$960
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	161	1,114	762	5,363	960

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	3	—

Total Liabilities	—	—	—	3	—

Total Net Assets	$161	$1,114	$762	$5,360	$960

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$23	$117	$1,104	$14
Annuity Reserves	—	—	—	25	30
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	—	326	53	1,561	101
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	49	398	268	2,588	719
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	112	367	324	82	96

Total Net Assets	$161	$1,114	$762	$5,360	$960

(1) Investments, at cost	$157	$1,448	$838	$5,869	$1,133
(2) Shares Outstanding	239	1,408	724	2,125	813
(3) Accumulation Unit Value	$7.123912	$11.370681	$14.595160	$57.953082	$20.535699
Units Outstanding	—	2	8	19	1
(4) Accumulation Unit Value	$7.028879	$10.901435	$14.116064	$52.714284	$19.467541
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$0.700064	$1.076486	$1.397604	$3.400144	$1.915876
Units Outstanding	—	303	38	459	53
(6) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	72	389	200	534	400
(7) Accumulation Unit Value	$0.705724	$1.104003	$1.425776	$0.847659	$1.603663
Units Outstanding	158	332	227	97	60

The Accompanying Notes are an Integral Part of the Financial Statements.	F-3

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$405	$841	$113	$850	$1,173
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	405	841	113	850	1,173

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Liabilities	—	—	—	—	—

Total Net Assets	$405	$841	$113	$850	$1,173

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$50	$144	$—	$73	$157
Annuity Reserves	—	—	—	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	146	156	8	134	160
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	131	417	52	382	694
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	78	124	53	261	162

Total Net Assets	$405	$841	$113	$850	$1,173

(1) Investments, at cost	$481	$971	$103	$923	$1,594
(2) Shares Outstanding	412	592	147	608	1,119
(3) Accumulation Unit Value	$15.242180	$23.577314	$8.092006	$18.466637	$14.361577
Units Outstanding	3	6	—	4	11
(4) Accumulation Unit Value	$14.741857	$22.350780	$7.984051	$17.704708	$13.768959
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$1.459529	$2.199633	$0.795204	$1.748299	$1.359626
Units Outstanding	100	71	9	76	118
(6) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	94	202	67	230	537
(7) Accumulation Unit Value	$1.488989	$1.012887	$0.801617	$1.792926	$1.394365
Units Outstanding	52	123	67	146	116

The Accompanying Notes are an Integral Part of the Financial Statements.	F-4

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short–Term Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$123	$4,930	$391	$3,499	$408
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	123	4,930	391	3,499	408

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	2	—	—	—

Total Liabilities	—	2	—	—	—

Total Net Assets	$123	$4,928	$391	$3,499	$408

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$416	$28	$107	$6
Annuity Reserves	—	20	—	3	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	—	1,173	—	821	—
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	49	2,402	233	1,859	344
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	74	917	130	709	58

Total Net Assets	$123	$4,928	$391	$3,499	$408

(1) Investments, at cost	$126	$5,703	$351	$3,499	$409
(2) Shares Outstanding	165	2,981	435	3,499	398
(3) Accumulation Unit Value	$7.930688	$3.803991	$9.479669	$41.258586	$11.354253
Units Outstanding	—	109	3	3	—
(4) Accumulation Unit Value	$7.824911	$3.499582	$9.353245	$35.919422	$11.203025
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$0.779344	$3.413381	$0.931582	$1.737621	$1.115795
Units Outstanding	—	344	—	473	—
(6) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	64	778	255	614	314
(7) Accumulation Unit Value	$0.785653	$1.453155	$0.939087	$1.275502	$1.124797
Units Outstanding	95	631	138	556	52

The Accompanying Notes are an Integral Part of the Financial Statements.	F-5

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Select Bond Division	Long–Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi–Sector Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$4,547	$222	$315	$818	$441
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	4,547	222	315	818	441

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Liabilities	—	—	—	—	—

Total Net Assets	$4,547	$222	$315	$818	$441

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$359	$38	$95	$53	$72
Annuity Reserves	50	—	—	17	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	459	—	—	161	—
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	2,514	115	65	390	143
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	1,165	69	155	197	226

Total Net Assets	$4,547	$222	$315	$818	$441

(1) Investments, at cost	$4,422	$241	$310	$794	$424
(2) Shares Outstanding	3,620	222	296	1,200	444
(3) Accumulation Unit Value	$170.745431	$12.080758	$11.586945	$30.094875	$11.493079
Units Outstanding	2	3	8	2	6
(4) Accumulation Unit Value	$148.401611	$11.919906	$11.432631	$27.826556	$11.339997
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$2.803717	$1.187227	$1.138696	$2.718226	$1.129458
Units Outstanding	164	—	—	59	—
(6) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	212	99	58	158	128
(7) Accumulation Unit Value	$1.803021	$1.196794	$1.147858	$1.805518	$1.138547
Units Outstanding	646	58	135	109	199

The Accompanying Notes are an Integral Part of the Financial Statements.	F-6

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$15,690	$1,737	$—	$—	$—
Fidelity Variable Insurance Products	—	—	1,007	757	—
Neuberger Berman Advisers Management Trust	—	—	—	—	106
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	2	1	—	—	—

Total Assets	15,692	1,738	1,007	757	106

Liabilities:
Due to Northwestern Mutual Life Insurance Company	9	—	—	—	—

Total Liabilities	9	—	—	—	—

Total Net Assets	$15,683	$1,738	$1,007	$757	$106

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$5,772	$—	$110	$118	$—
Annuity Reserves	389	138	—	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	47	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	2,052	121	144	—	—
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	6,485	1,034	337	330	96
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	938	445	416	309	10

Total Net Assets	$15,683	$1,738	$1,007	$757	$106

(1) Investments, at cost	$17,618	$2,057	$1,084	$829	$120
(2) Shares Outstanding	12,268	1,815	40	37	9
(3) Accumulation Unit Value	$122.549243	$13.321541	$22.643898	$8.679754	$8.108774
Units Outstanding	47	—	5	14	—
(4) Accumulation Unit Value	$106.563727	$12.771989	$21.900785	$8.563996	$8.000639
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$3.062326	$1.261165	$2.168317	$0.852967	$0.796855
Units Outstanding	670	96	67	—	—
(6) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	758	862	162	393	122
(7) Accumulation Unit Value	$1.233923	$1.293411	$2.212046	$0.859849	$0.803283
Units Outstanding	760	344	188	359	12

The Accompanying Notes are an Integral Part of the Financial Statements.	F-7

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell Multi–Style Equity Division	Russell Aggressive Equity Division	Russell Non–U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	1,233	360	1,039	1,890	2,153
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—

Total Assets	1,233	360	1,039	1,890	2,153

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	2	—	—

Total Liabilities	—	—	2	—	—

Total Net Assets	$1,233	$360	$1,037	$1,890	$2,153

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$2	$12	$131	$141
Annuity Reserves	—	—	5	25	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	797	111	465	313	994
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	302	190	418	1,110	557
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	134	57	137	311	461

Total Net Assets	$1,233	$360	$1,037	$1,890	$2,153

(1) Investments, at cost	$1,385	$423	$1,314	$2,368	$2,104
(2) Shares Outstanding	105	37	112	163	211
(3) Accumulation Unit Value	$9.176223	$13.775086	$13.135524	$25.765834	$17.948158
Units Outstanding	—	—	1	5	8
(4) Accumulation Unit Value	$8.698861	$13.058475	$12.452275	$24.425581	$17.014978
Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$0.856104	$1.285133	$1.225452	$2.403804	$1.674502
Units Outstanding	931	86	379	130	594
(6) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	377	157	364	492	354
(7) Accumulation Unit Value	$0.862577	$1.161700	$1.063216	$2.402060	$1.688828
Units Outstanding	155	49	129	129	273

The Accompanying Notes are an Integral Part of the Financial Statements.	F-8

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—
Russell Investment Funds	334	939	500	356
Due from Northwestern Mutual Life Insurance Company	—	—	—	—

Total Assets	334	939	500	356

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—

Total Liabilities	—	—	—	—

Total Net Assets	$334	$939	$500	$356

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$—	$—	$—
Annuity Reserves	—	—	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991 – Front Load Version
Accumulation Units (5)	—	—	2	—
After December 31, 1991 – Simplified Load Version
Accumulation Units (6)	306	311	315	319
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (7)	28	628	183	37

Total Net Assets	$334	$939	$500	$356

(1) Investments, at cost	$312	$931	$465	$324
(2) Shares Outstanding	37	114	65	51
(3) Accumulation Unit Value	$10.145364	$9.375663	$8.628185	$7.848817
Units Outstanding	—	—	—	—
(4) Accumulation Unit Value	$10.010162	$9.250715	$8.513135	$7.744134
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$0.997002	$0.921363	$0.847897	$0.771304
Units Outstanding	—	—	2	—
(6) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	312	343	377	420
(7) Accumulation Unit Value	$1.005025	$0.928797	$0.854740	$0.777533
Units Outstanding	28	676	214	48

The Accompanying Notes are an Integral Part of the Financial Statements.	F-9

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Investment income:
Income:
Dividend income	$19	$—	$26	$2	$164
Expenses:
Mortality and expense risk charges	13	7	13	1	41

Net investment income (loss)	6	(7)	13	1	123

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,578)	(40)	(1,537)	(9)	(11,183)
Realized gain distributions	—	—	—	—	165

Realized gains (losses)	(1,578)	(40)	(1,537)	(9)	(11,018)

Change in unrealized appreciation/ depreciation of investments	2,826	383	2,326	42	13,708

Net increase (decrease) in net assets resulting from operations	$1,254	$336	$802	$34	$2,813

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Investment income:
Income:
Dividend income	$3	$31	$18	$13	$15
Expenses:
Mortality and expense risk charges	1	6	4	38	8

Net investment income (loss)	2	25	14	(25)	7

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(12)	(108)	(41)	(10,687)	(5,634)
Realized gain distributions	—	—	—	6	27

Realized gains (losses)	(12)	(108)	(41)	(10,681)	(5,607)

Change in unrealized appreciation/ depreciation of investments	37	319	173	14,261	6,979

Net increase (decrease) in net assets resulting from operations	$27	$236	$146	$3,555	$1,379

The Accompanying Notes are an Integral Part of the Financial Statements.	F-10

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Investment income:
Income:
Dividend income	$4	$2	$4	$6	$7
Expenses:
Mortality and expense risk charges	2	6	1	5	9

Net investment income (loss)	2	(4)	3	1	(2)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(63)	(7,600)	(1)	(112)	(156)
Realized gain distributions	3	—	—	26	—

Realized gains (losses)	(60)	(7,600)	(1)	(86)	(156)

Change in unrealized appreciation/ depreciation of investments	126	8,521	20	269	365

Net increase (decrease) in net assets resulting from operations	$68	$917	$22	$184	$207

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short–Term Bond Division
Investment income:
Income:
Dividend income	$2	$194	$3	$42	$4
Expenses:
Mortality and expense risk charges	1	34	2	50	1

Net investment income (loss)	1	160	1	(8)	3

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(2)	(8,544)	(56)	—	8
Realized gain distributions	—	86	—	—	—

Realized gains (losses)	(2)	(8,458)	(56)	—	8

Change in unrealized appreciation/ depreciation of investments	24	10,834	163	—	(1)

Net increase (decrease) in net assets resulting from operations	$23	$2,536	$108	$(8)	$10

The Accompanying Notes are an Integral Part of the Financial Statements.	F-11

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Select Bond Division	Long–Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi–Sector Bond Division
Investment income:
Income:
Dividend income	$206	$—	$6	$71	$11
Expenses:
Mortality and expense risk charges	35	1	1	7	1

Net investment income (loss)	171	(1)	5	64	10

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	234	—	(15)	(289)	(6)
Realized gain distributions	—	23	—	—	6

Realized gains (losses)	234	23	(15)	(289)	—

Change in unrealized appreciation/ depreciation of investments	99	(33)	27	913	51

Net increase (decrease) in net assets resulting from operations	$504	$(11)	$17	$688	$61

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Investment income:
Income:
Dividend income	$742	$46	$4	$8	$2
Expenses:
Mortality and expense risk charges	103	14	6	4	1

Net investment income (loss)	639	32	(2)	4	1

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(8,430)	(42)	(167)	(67)	(4)
Realized gain distributions	—	—	5	—	—

Realized gains (losses)	(8,430)	(42)	(162)	(67)	(4)

Change in unrealized appreciation/ depreciation of investments	11,665	371	436	243	22

Net increase (decrease) in net assets resulting from operations	$3,874	$361	$272	$180	$19

The Accompanying Notes are an Integral Part of the Financial Statements.	F-12

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Russell Multi–Style Equity Division	Russell Aggressive Equity Division	Russell Non–U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Investment income:
Income:
Dividend income	$13	$1	$25	$263	$90
Expenses:
Mortality and expense risk charges	8	3	7	13	12

Net investment income (loss)	5	(2)	18	250	78

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(28)	(64)	(153)	(10,434)	(31)
Realized gain distributions	—	—	—	—	25

Realized gains (losses)	(28)	(64)	(153)	(10,434)	(6)

Change in unrealized appreciation/ depreciation of investments	303	135	332	10,164	184

Net increase (decrease) in net assets resulting from operations	$280	$69	$197	$(20)	$256

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Investment income:
Income:
Dividend income	$5	$22	$7	$1
Expenses:
Mortality and expense risk charges	2	3	2	1

Net investment income (loss)	3	19	5	—

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	2	(16)	(10)	(29)
Realized gain distributions	—	3	1	—

Realized gains (losses)	2	(13)	(9)	(29)

Change in unrealized appreciation/ depreciation of investments	23	154	78	71

Net increase (decrease) in net assets resulting from operations	$28	$160	$74	$42

The Accompanying Notes are an Integral Part of the Financial Statements.	F-13

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$6	$253	$(7)	$(6)
Net realized gains (losses)	(1,578)	2,619	(40)	5
Net change in unrealized appreciation/depreciation	2,826	(9,061)	383	(609)

Net increase (decrease) in net assets resulting from operations	1,254	(6,189)	336	(610)

Contract Transactions:
Contract owners’ net payments	492	2,356	82	204
Annuity payments	(2)	(3)	—	—
Surrenders and other (net)	(5,981)	(20,236)	(83)	(98)
Transfers from other divisions or sponsor	215	1,315	622	806
Transfers to other divisions or sponsor	(372)	(2,570)	(588)	(549)

Net increase (decrease) in net assets resulting from contract transactions	(5,648)	(19,138)	33	363

Net increase (decrease) in net assets	(4,394)	(25,327)	369	(247)

Net Assets:
Beginning of period	6,339	31,666	802	1,049

End of period	$1,945	$6,339	$1,171	$802

Units issued during the period	174	681	458	511
Units redeemed during the period	(427)	(1,379)	(456)	(408)

Net units issued (redeemed) during the period	(253)	(698)	2	103

	Large Cap Core Stock Division		Large Cap Blend Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$13	$333	$1	$—
Net realized gains (losses)	(1,537)	1,743	(9)	(41)
Net change in unrealized appreciation/depreciation	2,326	(7,678)	42	(46)

Net increase (decrease) in net assets resulting from operations	802	(5,602)	34	(87)

Contract Transactions:
Contract owners’ net payments	520	1,839	6	56
Annuity payments	—	—	—	—
Surrenders and other (net)	(5,042)	(17,906)	—	(2)
Transfers from other divisions or sponsor	548	1,439	261	338
Transfers to other divisions or sponsor	(836)	(1,968)	(243)	(288)

Net increase (decrease) in net assets resulting from contract transactions	(4,810)	(16,596)	24	104

Net increase (decrease) in net assets	(4,008)	(22,198)	58	17

Net Assets:
Beginning of period	5,675	27,873	98	81

End of period	$1,667	$5,675	$156	$98

Units issued during the period	543	453	483	510
Units redeemed during the period	(773)	(1,148)	(439)	(419)

Net units issued (redeemed) during the period	(230)	(695)	44	91

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-14

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$123	$1,629	$2	$3
Net realized gains (losses)	(11,018)	2,720	(12)	(3)
Net change in unrealized appreciation/depreciation	13,708	(28,068)	37	(33)

Net increase (decrease) in net assets resulting from operations	2,813	(23,719)	27	(33)

Contract Transactions:
Contract owners’ net payments	1,416	6,444	19	123
Annuity payments	(4)	(5)	—	—
Surrenders and other (net)	(29,529)	(39,609)	(6)	(2)
Transfers from other divisions or sponsor	1,338	2,030	344	89
Transfers to other divisions or sponsor	(3,137)	(7,585)	(329)	(78)

Net increase (decrease) in net assets resulting from contract transactions	(29,916)	(38,725)	28	132

Net increase (decrease) in net assets	(27,103)	(62,444)	55	99

Net Assets:
Beginning of period	33,261	95,705	106	7

End of period	$6,158	$33,261	$161	$106

Units issued during the period	1,147	1,121	643	305
Units redeemed during the period	(2,122)	(1,931)	(594)	(131)

Net units issued (redeemed) during the period	(975)	(810)	49	174

	Domestic Equity Division (a)		Equity Income Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$25	$24	$14	$(3)
Net realized gains (losses)	(108)	(9)	(41)	(61)
Net change in unrealized appreciation/depreciation	319	(590)	173	(185)

Net increase (decrease) in net assets resulting from operations	236	(575)	146	(249)

Contract Transactions:
Contract owners’ net payments	54	102	44	89
Annuity payments	—	—	—	—
Surrenders and other (net)	(47)	(23)	(20)	(39)
Transfers from other divisions or sponsor	626	673	730	454
Transfers to other divisions or sponsor	(613)	(847)	(672)	(409)

Net increase (decrease) in net assets resulting from contract transactions	20	(95)	82	95

Net increase (decrease) in net assets	256	(670)	228	(154)

Net Assets:
Beginning of period	858	1,528	534	688

End of period	$1,114	$858	$762	$534

Units issued during the period	768	729	395	382
Units redeemed during the period	(738)	(751)	(312)	(304)

Net units issued (redeemed) during the period	30	(22)	83	78

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-15

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(25)	$149	$7	$481
Net realized gains (losses)	(10,681)	5,724	(5,607)	2,339
Net change in unrealized appreciation/depreciation	14,261	(28,382)	6,979	(10,133)

Net increase (decrease) in net assets resulting from operations	3,555	(22,509)	1,379	(7,313)

Contract Transactions:
Contract owners’ net payments	1,191	4,368	760	3,410
Annuity payments	(2)	(2)	(3)	(3)
Surrenders and other (net)	(24,251)	(35,899)	(11,728)	(21,057)
Transfers from other divisions or sponsor	301	1,953	440	876
Transfers to other divisions or sponsor	(2,186)	(8,454)	(873)	(4,931)

Net increase (decrease) in net assets resulting from contract transactions	(24,947)	(38,034)	(11,404)	(21,705)

Net increase (decrease) in net assets	(21,392)	(60,543)	(10,025)	(29,018)

Net Assets:
Beginning of period	26,752	87,295	10,985	40,003

End of period	$5,360	$26,752	$960	$10,985

Units issued during the period	318	411	308	371
Units redeemed during the period	(917)	(1,000)	(1,002)	(1,449)

Net units issued (redeemed) during the period	(599)	(589)	(694)	(1,078)

	Mid Cap Value Division (a)		Small Cap Growth Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$2	$(4)	$(4)	$41
Net realized gains (losses)	(60)	(121)	(7,600)	(372)
Net change in unrealized appreciation/depreciation	126	(92)	8,521	(9,918)

Net increase (decrease) in net assets resulting from operations	68	(217)	917	(10,249)

Contract Transactions:
Contract owners’ net payments	31	45	697	3,049
Annuity payments	—	—	—	—
Surrenders and other (net)	(5)	(84)	(8,998)	(20,443)
Transfers from other divisions or sponsor	399	576	499	1,677
Transfers to other divisions or sponsor	(421)	(599)	(1,027)	(4,023)

Net increase (decrease) in net assets resulting from contract transactions	4	(62)	(8,829)	(19,740)

Net increase (decrease) in net assets	72	(279)	(7,912)	(29,989)

Net Assets:
Beginning of period	333	612	8,753	38,742

End of period	$405	$333	$841	$8,753

Units issued during the period	306	381	495	520
Units redeemed during the period	(311)	(420)	(956)	(1,275)

Net units issued (redeemed) during the period	(5)	(39)	(461)	(755)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-16

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$3	$—	$1	$(4)
Net realized gains (losses)	(1)	—	(86)	32
Net change in unrealized appreciation/depreciation	20	(10)	269	(349)

Net increase (decrease) in net assets resulting from operations	22	(10)	184	(321)

Contract Transactions:
Contract owners’ net payments	15	26	60	145
Annuity payments	—	—	—	—
Surrenders and other (net)	(1)	—	(131)	(117)
Transfers from other divisions or sponsor	160	73	553	632
Transfers to other divisions or sponsor	(126)	(55)	(518)	(750)

Net increase (decrease) in net assets resulting from contract transactions	48	44	(36)	(90)

Net increase (decrease) in net assets	70	34	148	(411)

Net Assets:
Beginning of period	43	9	702	1,113

End of period	$113	$43	$850	$702

Units issued during the period	265	129	434	441
Units redeemed during the period	(189)	(71)	(438)	(483)

Net units issued (redeemed) during the period	76	58	(4)	(42)

	International Growth Division		Research International Core Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(2)	$10	$1	$1
Net realized gains (losses)	(156)	(68)	(2)	(6)
Net change in unrealized appreciation/depreciation	365	(924)	24	(26)

Net increase (decrease) in net assets resulting from operations	207	(982)	23	(31)

Contract Transactions:
Contract owners’ net payments	95	213	12	30
Annuity payments	—	—	—	—
Surrenders and other (net)	(43)	(167)	—	—
Transfers from other divisions or sponsor	594	921	122	48
Transfers to other divisions or sponsor	(666)	(1,047)	(83)	(31)

Net increase (decrease) in net assets resulting from contract transactions	(20)	(80)	51	47

Net increase (decrease) in net assets	187	(1,062)	74	16

Net Assets:
Beginning of period	986	2,048	49	33

End of period	$1,173	$986	$123	$49

Units issued during the period	444	709	201	99
Units redeemed during the period	(454)	(842)	(124)	(49)

Net units issued (redeemed) during the period	(10)	(133)	77	50

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-17

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	International Equity Division (a)		Emerging Markets Equity Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$160	$2,312	$1	$4
Net realized gains (losses)	(8,458)	20,081	(56)	(1)
Net change in unrealized appreciation/depreciation	10,834	(57,764)	163	(126)

Net increase (decrease) in net assets resulting from operations	2,536	(35,371)	108	(123)

Contract Transactions:
Contract owners’ net payments	1,530	6,802	61	47
Annuity payments	(2)	(3)	—	—
Surrenders and other (net)	(23,407)	(58,871)	(19)	(3)
Transfers from other divisions or sponsor	2,134	2,365	367	205
Transfers to other divisions or sponsor	(4,660)	(14,218)	(274)	(125)

Net increase (decrease) in net assets resulting from contract transactions	(24,405)	(63,925)	135	124

Net increase (decrease) in net assets	(21,869)	(99,296)	243	1

Net Assets:
Beginning of period	26,797	126,093	148	147

End of period	$4,928	$26,797	$391	$148

Units issued during the period	2,097	2,947	484	275
Units redeemed during the period	(10,127)	(18,301)	(292)	(160)

Net units issued (redeemed) during the period	(8,030)	(15,354)	192	115

	Money Market Division		Short–Term Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(8)	$76	$3	$—
Net realized gains (losses)	—	1	8	—
Net change in unrealized appreciation/depreciation	—	—	(1)	—

Net increase (decrease) in net assets resulting from operations	(8)	77	10	—

Contract Transactions:
Contract owners’ net payments	1,085	1,945	538	18
Annuity payments	(1)	—	—	—
Surrenders and other (net)	(2,591)	(1,136)	(41)	(3)
Transfers from other divisions or sponsor	3,442	5,511	240	23
Transfers to other divisions or sponsor	(3,667)	(3,879)	(351)	(27)

Net increase (decrease) in net assets resulting from contract transactions	(1,732)	2,441	386	11

Net increase (decrease) in net assets	(1,740)	2,518	396	11

Net Assets:
Beginning of period	5,239	2,721	12	1

End of period	$3,499	$5,239	$408	$12

Units issued during the period	1,713	3,336	679	39
Units redeemed during the period	(2,351)	(2,343)	(325)	(28)

Net units issued (redeemed) during the period	(638)	993	354	11

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-18

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long–Term U.S. Government Bond Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$171	$667	$(1)	$1
Net realized gains (losses)	234	(71)	23	3
Net change in unrealized appreciation/depreciation	99	(228)	(33)	13

Net increase (decrease) in net assets resulting from operations	504	368	(11)	17

Contract Transactions:
Contract owners’ net payments	805	1,736	49	66
Annuity payments	(7)	(7)	—	—
Surrenders and other (net)	(6,119)	(6,618)	—	(2)
Transfers from other divisions or sponsor	3,243	3,068	88	65
Transfers to other divisions or sponsor	(3,792)	(3,054)	(26)	(26)

Net increase (decrease) in net assets resulting from contract transactions	(5,870)	(4,875)	111	103

Net increase (decrease) in net assets	(5,366)	(4,507)	100	120

Net Assets:
Beginning of period	9,913	14,420	122	2

End of period	$4,547	$9,913	$222	$122

Units issued during the period	1,359	1,378	113	92
Units redeemed during the period	(1,311)	(1,279)	(21)	(25)

Net units issued (redeemed) during the period	48	99	92	67

	Inflation Protection Division (a)		High Yield Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$5	$10	$64	$505
Net realized gains (losses)	(15)	1	(289)	(490)
Net change in unrealized appreciation/depreciation	27	(22)	913	(763)

Net increase (decrease) in net assets resulting from operations	17	(11)	688	(748)

Contract Transactions:
Contract owners’ net payments	46	122	219	837
Annuity payments	—	—	(2)	(2)
Surrenders and other (net)	(112)	1	(2,395)	(4,170)
Transfers from other divisions or sponsor	498	223	480	828
Transfers to other divisions or sponsor	(431)	(50)	(679)	(834)

Net increase (decrease) in net assets resulting from contract transactions	1	296	(2,377)	(3,341)

Net increase (decrease) in net assets	18	285	(1,689)	(4,089)

Net Assets:
Beginning of period	297	12	2,507	6,596

End of period	$315	$297	$818	$2,507

Units issued during the period	300	164	293	325
Units redeemed during the period	(224)	(49)	(492)	(424)

Net units issued (redeemed) during the period	76	115	(199)	(99)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-19

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Multi–Sector Bond Division (a)		Balanced Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$10	$18	$639	$585
Net realized gains (losses)	—	(2)	(8,430)	8,288
Net change in unrealized appreciation/depreciation	51	(34)	11,665	(19,431)

Net increase (decrease) in net assets resulting from operations	61	(18)	3,874	(10,558)

Contract Transactions:
Contract owners’ net payments	37	55	973	3,110
Annuity payments	—	—	(34)	(39)
Surrenders and other (net)	(22)	(1)	(16,157)	(27,011)
Transfers from other divisions or sponsor	560	334	769	1,657
Transfers to other divisions or sponsor	(477)	(142)	(1,966)	(6,025)

Net increase (decrease) in net assets resulting from contract transactions	98	246	(16,415)	(28,308)

Net increase (decrease) in net assets	159	228	(12,541)	(38,866)

Net Assets:
Beginning of period	282	54	28,224	67,090

End of period	$441	$282	$15,683	$28,224

Units issued during the period	368	324	587	896
Units redeemed during the period	(259)	(153)	(1,073)	(1,390)

Net units issued (redeemed) during the period	109	171	(486)	(494)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$32	$47	$(2)	$(6)
Net realized gains (losses)	(42)	93	(162)	6
Net change in unrealized appreciation/depreciation	371	(907)	436	(609)

Net increase (decrease) in net assets resulting from operations	361	(767)	272	(609)

Contract Transactions:
Contract owners’ net payments	18	267	56	143
Annuity payments	(12)	(14)	–	–
Surrenders and other (net)	(6)	(92)	(76)	(65)
Transfers from other divisions or sponsor	122	226	891	861
Transfers to other divisions or sponsor	(156)	(526)	(959)	(987)

Net increase (decrease) in net assets resulting from contract transactions	(34)	(139)	(88)	(48)

Net increase (decrease) in net assets	327	(906)	184	(657)

Net Assets:
Beginning of period	1,411	2,317	823	1,480

End of period	$1,738	$1,411	$1,007	$823

Units issued during the period	127	383	483	495
Units redeemed during the period	(152)	(581)	(522)	(537)

Net units issued (redeemed) during the period	(25)	(198)	(39)	(42)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-20

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$4	$2	$1	$1
Net realized gains (losses)	(67)	(10)	(4)	5
Net change in unrealized appreciation/depreciation	243	(236)	22	(36)

Net increase (decrease) in net assets resulting from operations	180	(244)	19	(30)

Contract Transactions:
Contract owners’ net payments	82	130	20	2
Annuity payments	—	—	—	—
Surrenders and other (net)	(60)	(9)	(2)	—
Transfers from other divisions or sponsor	696	342	28	86
Transfers to other divisions or sponsor	(598)	(145)	(14)	(16)

Net increase (decrease) in net assets resulting from contract transactions	120	318	32	72

Net increase (decrease) in net assets	300	74	51	42

Net Assets:
Beginning of period	457	383	55	13

End of period	$757	$457	$106	$55

Units issued during the period	709	440	73	98
Units redeemed during the period	(506)	(190)	(30)	(19)

Net units issued (redeemed) during the period	203	250	43	79

	Russell Multi–Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$5	$9	$(2)	$(1)
Net realized gains (losses)	(28)	16	(64)	(218)
Net change in unrealized appreciation/depreciation	303	(690)	135	(118)

Net increase (decrease) in net assets resulting from operations	280	(665)	69	(337)

Contract Transactions:
Contract owners’ net payments	110	118	28	51
Annuity payments	—	—	—	—
Surrenders and other (net)	(76)	(307)	(5)	(237)
Transfers from other divisions or sponsor	831	856	159	402
Transfers to other divisions or sponsor	(783)	(933)	(186)	(539)

Net increase (decrease) in net assets resulting from contract transactions	82	(266)	(4)	(323)

Net increase (decrease) in net assets	362	(931)	65	(660)

Net Assets:
Beginning of period	871	1,802	295	955

End of period	$1,233	$871	$360	$295

Units issued during the period	2,871	1,147	356	327
Units redeemed during the period	(2,755)	(1,365)	(376)	(585)

Net units issued (redeemed) during the period	116	(218)	(20)	(258)

The Accompanying Notes are an Integral Part of the Financial Statements.	F-21

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell Non–U.S. Division		Russell Real Estate Securities Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$18	$(10)	$250	$440
Net realized gains (losses)	(153)	(53)	(10,434)	(4,640)
Net change in unrealized appreciation/depreciation	332	(577)	10,164	(1,978)

Net increase (decrease) in net assets resulting from operations	197	(640)	(20)	(6,178)

Contract Transactions:
Contract owners’ net payments	59	114	781	4,122
Annuity payments	—	—	(1)	(3)
Surrenders and other (net)	(43)	(239)	(17,656)	(54,915)
Transfers from other divisions or sponsor	930	1,078	8,973	36,144
Transfers to other divisions or sponsor	(946)	(1,140)	(977)	(1,671)

Net increase (decrease) in net assets resulting from contract transactions	—	(187)	(8,880)	(16,323)

Net increase (decrease) in net assets	197	(827)	(8,900)	(22,501)

Net Assets:
Beginning of period	840	1,667	10,790	33,291

End of period	$1,037	$840	$1,890	$10,790

Units issued during the period	1,530	962	1,241	1,754
Units redeemed during the period	(1,529)	(1,059)	(1,653)	(2,351)

Net units issued (redeemed) during the period	1	(97)	(412)	(597)

	Russell Core Bond Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$78	$58	$3	$—
Net realized gains (losses)	(6)	10	2	—
Net change in unrealized appreciation/depreciation	184	(145)	23	—

Net increase (decrease) in net assets resulting from operations	256	(77)	28	—

Contract Transactions:
Contract owners’ net payments	171	249	—	4
Annuity payments	—	—	—	—
Surrenders and other (net)	(68)	(289)	(4)	(2)
Transfers from other divisions or sponsor	2,439	1,655	341	3
Transfers to other divisions or sponsor	(2,377)	(1,698)	(33)	(3)

Net increase (decrease) in net assets resulting from contract transactions	165	(83)	304	2

Net increase (decrease) in net assets	421	(160)	332	2

Net Assets:
Beginning of period	1,732	1,892	2	—

End of period	$2,153	$1,732	$334	$2

Units issued during the period	2,412	1,276	375	8
Units redeemed during the period	(2,311)	(1,392)	(38)	(5)

Net units issued (redeemed) during the period	101	(116)	337	3

The Accompanying Notes are an Integral Part of the Financial Statements.	F-22

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$19	$9	$5	$1
Net realized gains (losses)	(13)	(12)	(9)	4
Net change in unrealized appreciation/depreciation	154	(145)	78	(43)

Net increase (decrease) in net assets resulting from operations	160	(148)	74	(38)

Contract Transactions:
Contract owners’ net payments	1	415	21	42
Annuity payments	—	—	—	—
Surrenders and other (net)	(54)	(64)	(18)	—
Transfers from other divisions or sponsor	1,396	1,210	789	144
Transfers to other divisions or sponsor	(1,079)	(1,080)	(468)	(143)

Net increase (decrease) in net assets resulting from contract transactions	264	481	324	43

Net increase (decrease) in net assets	424	333	398	5

Net Assets:
Beginning of period	515	182	102	97

End of period	$939	$515	$500	$102

Units issued during the period	1,741	1,782	1,118	220
Units redeemed during the period	(1,415)	(1,266)	(679)	(162)

Net units issued (redeemed) during the period	326	516	439	58

	Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	(29)	3
Net change in unrealized appreciation/depreciation	71	(38)

Net increase (decrease) in net assets resulting from operations	42	(35)

Contract Transactions:
Contract owners’ net payments	1	17
Annuity payments	—	—
Surrenders and other (net)	(1)	—
Transfers from other divisions or sponsor	343	62
Transfers to other divisions or sponsor	(98)	(35)

Net increase (decrease) in net assets resulting from contract transactions	245	44

Net increase (decrease) in net assets	287	9

Net Assets:
Beginning of period	69	60

End of period	$356	$69

Units issued during the period	509	99
Units redeemed during the period	(157)	(43)

Net units issued (redeemed) during the period	352	56

The Accompanying Notes are an Integral Part of the Financial Statements.	F-23

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

1.	Organization

NML Variable Annuity Account C (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open–end investment companies registered under the Investment Company Act of 1940.

Effective April 30, 2008, the following Divisions of the Account were renamed:

Old Name	New Name
Janus Capital Appreciation Division	Focused Appreciation Division
Capital Guardian Large Cap Blend Division	Large Cap Blend Division
American Century Large Company Value Division	Large Company Value Division
Capital Guardian Domestic Equity Division	Domestic Equity Division
T. Rowe Price Equity Income Division	Equity Income Division
AllianceBernstein Mid Cap Value Division	Mid Cap Value Division
T. Rowe Price Small Cap Value Division	Small Cap Value Division
MFS Research International Core Division	Research International Core Division
Franklin Templeton International Equity Division	International Equity Division
MFS Emerging Markets Equity Division	Emerging Markets Equity Division
PIMCO Long–Term U.S. Government Bond Division	Long–Term U.S. Government Bond Division
American Century Inflation Protection Division	Inflation Protection Division
PIMCO Multi–Sector Bond Division	Multi–Sector Bond Division

2.	Significant Accounting Policies

a.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2009, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at unadjusted fair value as determined by quoted prices in active markets for identical securities.

c.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

d.	Annuity Reserves – Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience or assumed investment rates of 3.5% or 5%.

e.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2009 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$562	$6,343
Focused Appreciation	132	106
Large Cap Core Stock	703	5,570
Large Cap Blend	45	19
Index 500 Stock	1,912	31,539
Large Company Value	51	22
Domestic Equity	117	71
Equity Income	116	21
Mid Cap Growth Stock	1,329	26,442
Index 400 Stock	917	12,449
Mid Cap Value	43	33
Small Cap Growth Stock	791	9,713
Index 600 Stock	52	1
Small Cap Value	135	144
International Growth	103	125
Research International Core	53	—
International Equity	1,994	26,367
Emerging Markets Equity	179	43
Money Market	1,307	3,047
Short–Term Bond	542	154
Select Bond	1,108	6,879
Long–Term U.S. Government Bond	133	—
Inflation Protection	119	112
High Yield Bond	331	2,612
Multi–Sector Bond	152	38
Balanced	2,490	18,367
Asset Allocation	64	66
Fidelity VIP Mid Cap	83	167
Fidelity VIP Contrafund	198	76
Neuberger Berman AMT Socially Responsive	38	6
Russell Multi–Style Equity	191	103
Russell Aggressive Equity	32	38
Russell Non–U.S.	95	75
Russell Real Estate Securities	10,055	18,824
Russell Core Bond	361	94
Russell LifePoints Moderate Strategy	311	4
Russell LifePoints Balanced Strategy	341	55

Russell LifePoints Growth Strategy	$363	$33
Russell LifePoints Equity Growth Strategy	247	3

4.	Expenses and Related Party Transactions

F-25

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued before December 17, 1981 or between April 30, 1984 and December 31, 1991, there is no deduction for mortality and expense risks.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 0.5% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 0.75% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1.5% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. For Network Edition contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

On June 5, 2009, the tax qualified employee savings plan sponsored by Northwestern Mutual surrendered its group annuity contract in the account. The surrender totaled $134,474,353. On August 22, 2008, the tax qualified, profit sharing plan sponsored by Northwestern Mutual surrendered its group annuity contract in the Account. The surrender totaled $223,915,142.

5.	Subsequent Events

Management has evaluated events subsequent to December 31, 2009 through February 18, 2010, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

F-26

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

6.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Growth Stock
Year Ended 12/31/09	816	$0.843984 to $29.365924	$1,945	0.51%	0.00% to 1.25%	35.47% to 37.17%
Year Ended 12/31/08	1,069	$0.617447 to $21.408736	$6,339	1.37%	0.00% to 1.25%	(39.62)% to (38.86)%
Year Ended 12/31/07	1,767	$1.013437 to $35.015115	$31,666	0.88%	0.00% to 1.25%	7.83% to 9.20%
Year Ended 12/31/06	1,951	$0.931362 to $32.066403	$29,480	0.75%	0.00% to 1.25%	3.67% to 9.57%
Year Ended 12/31/05	2,143	$2.529872 to $29.265983	$26,754	1.04%	0.00% to 1.25%	6.38% to 7.71%
Focused Appreciation
Year Ended 12/31/09	580	$1.756290 to $19.088595	$1,171	0.00%	0.00% to 1.25%	40.71% to 42.47%
Year Ended 12/31/08	578	$1.248176 to $13.397864	$802	0.36%	0.00% to 1.25%	(40.76)% to (40.01)%
Year Ended 12/31/07	475	$2.106906 to $22.333276	$1,049	0.05%	0.00% to 1.25%	25.26% to 26.84%
Year Ended 12/31/06	367	$1.682068 to $17.607745	$647	0.35%	0.00% to 1.25%	3.58% to 4.88%
Year Ended 12/31/05	554	$1.623859 to $16.788069	$906	0.19%	0.00% to 1.25%	15.55% to 17.00%
Large Cap Core S to ck
Year Ended 12/31/09	814	$0.847680 to $23.449551	$1,667	0.83%	0.00% to 1.25%	27.73% to 29.33%
Year Ended 12/31/08	1,044	$0.657733 to $18.131181	$5,675	2.08%	0.00% to 1.25%	(39.50)% to (38.74)%
Year Ended 12/31/07	1,739	$1.077473 to $29.597322	$27,873	1.16%	0.00% to 1.25%	7.76% to 9.12%
Year Ended 12/31/06	1,947	$0.990903 to $27.123722	$24,567	1.07%	0.00% to 1.25%	3.70% to 11.49%
Year Ended 12/31/05	1,943	$2.102957 to $24.327323	$20,788	1.27%	0.00% to 1.25%	7.12% to 8.46%
Large Cap Blend (1)
Year Ended 12/31/09	222	$0.688193 to $7.116544	$156	1.13%	0.00% to 1.25%	25.82% to 27.40%
Year Ended 12/31/08	178	$0.546962 to $5.585947	$98	0.97%	0.00% to 1.25%	(40.99)% to (40.25)%
Year Ended 12/31/07	87	$0.926940 to $9.348429	$81	0.85%	0.00% to 1.25%	(7.30)% to (6.52)%
Index 500 Stock
Year Ended 12/31/09	1,527	$0.880039 to $50.989051	$6,158	1.00%	0.00% to 1.25%	24.83% to 26.40%
Year Ended 12/31/08	2,502	$0.698694 to $40.340674	$33,261	2.59%	0.00% to 1.25%	(37.73)% to (36.94)%
Year Ended 12/31/07	3,312	$1.111903 to $63.972521	$95,705	1.62%	0.00% to 1.25%	4.11% to 5.43%
Year Ended 12/31/06	3,443	$1.058385 to $60.678957	$97,292	1.58%	0.00% to 1.25%	4.18% to 15.62%
Year Ended 12/31/05	3,964	$3.533871 to $52.479807	$92,073	1.75%	0.00% to 1.25%	3.43% to 4.72%
Large Company Value (1)
Year Ended 12/31/09	230	$0.688889 to $7.123912	$161	2.03%	0.00% to 1.25%	19.20% to 20.70%
Year Ended 12/31/08	181	$0.577921 to $5.902173	$106	4.33%	0.00% to 1.25%	(38.02)% to (37.23)%
Year Ended 12/31/07	7	$0.932366 to $9.403163	$7	1.52%	0.00% to 1.25%	(6.75)% to (5.97)%
Domestic Equity
Year Ended 12/31/09	1,026	$1.023538 to $11.370681	$1,114	3.44%	0.00% to 1.25%	27.92% to 29.52%
Year Ended 12/31/08	996	$0.800161 to $8.778981	$858	2.84%	0.00% to 1.25%	(39.26)% to (38.49)%
Year Ended 12/31/07	1,018	$1.317376 to $14.273423	$1,528	1.47%	0.00% to 1.25%	(7.50)% to (6.33)%
Year Ended 12/31/06	932	$1.424141 to $15.237722	$1,418	0.00%	0.00% to 1.25%	3.17% to 16.56%
Year Ended 12/31/05	1,012	$1.237056 to $13.072390	$1,363	1.34%	0.00% to 1.25%	6.71% to 8.04%
Equity Income
Year Ended 12/31/09	473	$1.342833 to $14.595160	$762	2.98%	0.00% to 1.25%	23.04% to 24.58%
Year Ended 12/31/08	390	$1.091416 to $11.715261	$534	0.03%	0.00% to 1.25%	(36.61)% to (35.81)%
Year Ended 12/31/07	312	$1.721722 to $18.250431	$688	2.13%	0.00% to 1.25%	1.97% to 3.26%
Year Ended 12/31/06	200	$1.688469 to $17.674755	$361	2.45%	0.00% to 1.25%	5.32% to 19.15%
Year Ended 12/31/05	106	$1.434821 to $14.833915	$186	1.44%	0.00% to 1.25%	2.90% to 4.19%
Mid Cap Growth Stock
Year Ended 12/31/09	1,109	$0.847659 to $57.953082	$5,360	0.10%	0.00% to 1.25%	30.46% to 32.09% (3)
Year Ended 12/31/08	1,708	$0.643955 to $43.872392	$26,752	0.34%	0.00% to 1.25%	(40.83)% to (40.08)%
Year Ended 12/31/07	2,297	$1.078509 to $73.219863	$87,295	0.76%	0.00% to 1.25%	19.19% to 20.70%
Year Ended 12/31/06	2,537	$0.896717 to $60.663705	$76,225	0.12%	0.00% to 1.25%	2.67% to 4.40%
Year Ended 12/31/05	2,807	$3.499067 to $58.106257	$80,757	0.05%	0.00% to 1.25%	4.82% to 6.14%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

F-27

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Index 400 Stock
Year Ended 12/31/09	514	$1.603663 to $20.535699	$960	0.30%	0.00% to 1.25%	35.30% to 37.00%
Year Ended 12/31/08	1,208	$1.174655 to $14.989442	$10,985	1.86%	0.00% to 1.25%	(37.07)% to (36.28)%
Year Ended 12/31/07	2,286	$1.849846 to $23.522236	$40,003	1.27%	0.00% to 1.25%	6.58% to 7.93%
Year Ended 12/31/06	2,186	$1.720014 to $21.794434	$35,689	1.08%	0.00% to 1.25%	2.64% to 10.04%
Year Ended 12/31/05	2,432	$1.822214 to $19.805364	$32,952	0.77%	0.00% to 1.25%	10.98% to 12.37%
Mid Cap Value
Year Ended 12/31/09	249	$1.402378 to $15.242180	$405	1.16%	0.00% to 1.25%	21.71% to 23.24%
Year Ended 12/31/08	254	$1.152226 to $12.367958	$333	0.00%	0.00% to 1.25%	(35.88)% to (35.07)%
Year Ended 12/31/07	293	$1.796945 to $19.047672	$612	0.78%	0.00% to 1.25%	(1.41)% to (0.16)%
Year Ended 12/31/06	247	$1.822606 to $19.078717	$454	0.95%	0.00% to 1.25%	3.35% to 14.49%
Year Ended 12/31/05	332	$1.611849 to $16.663892	$551	0.60%	0.00% to 1.25%	4.15% to 5.46%
Small Cap Growth Stock
Year Ended 12/31/09	402	$1.012887 to $23.577314	$841	0.05%	0.00% to 1.25%	29.55% to 31.17%
Year Ended 12/31/08	863	$0.774891 to $17.974245	$8,753	0.22%	0.00% to 1.25%	(44.57)% to (43.87)%
Year Ended 12/31/07	1,618	$1.385379 to $32.021844	$38,742	0.08%	0.00% to 1.25%	8.18% to 9.54%
Year Ended 12/31/06	1,631	$1.269179 to $29.232653	$37,153	0.00%	0.00% to 1.25%	2.24% to 6.68%
Year Ended 12/31/05	1,753	$2.521099 to $27.401692	$35,722	0.00%	0.00% to 1.25%	9.81% to 11.18%
Index 600 Stock (1)
Year Ended 12/31/09	143	$0.782515 to $8.092006	$113	4.76%	0.00% to 1.25%	23.62% to 25.17%
Year Ended 12/31/08	67	$0.633010 to $6.464722	$43	0.00%	0.00% to 1.25%	(32.16)% to (31.30)%
Year Ended 12/31/07	9	$0.933101 to $9.410605	$9	0.00%	0.00% to 1.25%	(6.68)% to (5.89)%
Small Cap Value
Year Ended 12/31/09	456	$1.662307 to $18.466637	$850	0.84%	0.00% to 1.25%	26.59% to 28.18%
Year Ended 12/31/08	460	$1.313119 to $14.406429	$702	0.36%	0.00% to 1.25%	(29.03)% to (28.13)%
Year Ended 12/31/07	502	$1.850222 to $20.045927	$1,113	0.41%	0.00% to 1.25%	(2.07)% to (0.83)%
Year Ended 12/31/06	478	$1.889257 to $20.213417	$1,098	0.28%	0.00% to 1.25%	4.24% to 16.55%
Year Ended 12/31/05	596	$1.641244 to $17.342719	$1,275	0.33%	0.00% to 1.25%	5.89% to 7.21%
International Growth
Year Ended 12/31/09	782	$1.292776 to $14.361577	$1,173	0.66%	0.00% to 1.25%	21.64% to 23.16%
Year Ended 12/31/08	792	$1.062818 to $11.660588	$986	1.59%	0.00% to 1.25%	(46.86)% to (46.19)%
Year Ended 12/31/07	925	$1.999925 to $21.668250	$2,048	0.82%	0.00% to 1.25%	11.22% to 12.62%
Year Ended 12/31/06	528	$1.798235 to $19.240066	$1,110	0.20%	0.00% to 1.25%	12.19% to 21.48%
Year Ended 12/31/05	447	$1.498861 to $15.838526	$766	1.19%	0.00% to 1.25%	16.54% to 18.00%
Research International Core (1)
Year Ended 12/31/09	159	$0.766928 to $7.930688	$123	1.92%	0.00% to 1.25%	29.20% to 30.82%
Year Ended 12/31/08	82	$0.593588 to $6.062070	$49	1.88%	0.00% to 1.25%	(43.25)% to (42.54)%
Year Ended 12/31/07	32	$1.046028 to $10.549408	$33	2.42%	0.00% to 1.25%	4.61% to 5.49%
International Equity
Year Ended 12/31/09	1,862	$1.453155 to $3.803991	$4,928	1.53%	0.00% to 1.25%	31.46% to 33.11% (3)
Year Ended 12/31/08	9,892	$1.095512 to $2.857743	$26,797	3.17%	0.00% to 1.25%	(44.48)% to (43.78)%
Year Ended 12/31/07	25,246	$1.955614 to $5.083451	$126,093	1.87%	0.00% to 1.25%	16.59% to 18.06%
Year Ended 12/31/06	22,616	$1.662262 to $4.305729	$96,338	1.70%	0.00% to 1.25%	10.07% to 30.90%
Year Ended 12/31/05	21,051	$2.808145 to $3.289423	$68,649	1.76%	0.00% to 1.25%	10.14% to 11.52%
Emerging Markets Equity (1)
Year Ended 12/31/09	396	$0.916732 to $9.479669	$391	1.39%	0.00% to 1.25%	67.63% to 69.73%
Year Ended 12/31/08	204	$0.546886 to $5.585112	$148	3.23%	0.00% to 1.25%	(55.78)% to (55.22)%
Year Ended 12/31/07	89	$1.236747 to $12.472687	$147	0.72%	0.00% to 1.25%	23.69% to 24.73%
Money Market
Year Ended 12/31/09	1,646	$1.275502 to $41.258586	$3,499	0.82%	0.00% to 1.25%	(0.49)% to 0.76% (3)
Year Ended 12/31/08	2,284	$1.270343 to $40.947848	$5,239	2.61%	0.00% to 1.25%	1.48% to 2.76%
Year Ended 12/31/07	1,291	$1.240571 to $39.847990	$2,721	5.41%	0.00% to 1.25%	3.97% to 5.28%
Year Ended 12/31/06	1,660	$1.182475 to $37.848488	$3,911	4.72%	0.00% to 1.25%	1.02% to 4.86%
Year Ended 12/31/05	1,210	$1.560248 to $36.095241	$3,047	2.96%	0.00% to 1.25%	1.71% to 2.98%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

F-28

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Short–Term Bond (1)
Year Ended 12/31/09	366	$1.098062 to $11.354253	$408	1.89%	0.00% to 1.25%	5.89% to 7.22%
Year Ended 12/31/08	12	$1.036955 to $10.589461	$12	2.52%	0.00% to 1.25%	1.44% to 2.71%
Year Ended 12/31/07	1	$1.022274 to $10.309708	$1	2.04%	0.00% to 1.25%	2.24% to 3.10%
Select Bond
Year Ended 12/31/09	1,024	$1.803021 to $170.745431	$4,547	3.10%	0.00% to 1.25%	8.01% to 9.37%
Year Ended 12/31/08	976	$1.654323 to $156.116892	$9,913	5.45%	0.00% to 1.25%	1.97% to 3.26%
Year Ended 12/31/07	877	$1.607800 to $151.194364	$14,420	3.86%	0.00% to 1.25%	5.07% to 6.39%
Year Ended 12/31/06	619	$1.516531 to $142.110273	$14,172	3.91%	0.00% to 1.25%	1.62% to 3.74%
Year Ended 12/31/05	914	$2.308631 to $136.984725	$16,231	3.57%	0.00% to 1.25%	0.95% to 2.22%
Long–Term U.S Government Bond (1)
Year Ended 12/31/09	160	$1.168325 to $12.080758	$222	0.04%	0.00% to 1.25%	(8.14)% to (6.98)%
Year Ended 12/31/08	68	$1.271820 to $12.987703	$122	1.92%	0.00% to 1.25%	19.26% to 20.76%
Year Ended 12/31/07	1	$1.066436 to $10.755061	$2	13.57%	0.00% to 1.25%	6.65% to 7.55%
Inflation Protection (1)
Year Ended 12/31/09	201	$1.120557 to $11.586945	$315	2.79%	0.00% to 1.25%	8.62% to 9.98%
Year Ended 12/31/08	125	$1.031635 to $10.535144	$297	5.26%	0.00% to 1.25%	(2.61)% to (1.38)%
Year Ended 12/31/07	10	$1.059280 to $10.682900	$12	15.12%	0.00% to 1.25%	5.94% to 6.83%
High Yield Bond
Year Ended 12/31/09	328	$1.805518 to $30.094875	$818	4.38%	0.00% to 1.25%	43.59% to 45.39%
Year Ended 12/31/08	527	$1.246182 to $20.699102	$2,507	10.22%	0.00% to 1.25%	(22.33)% to (21.35)%
Year Ended 12/31/07	626	$1.590018 to $26.317469	$6,596	6.20%	0.00% to 1.25%	1.10% to 2.38%
Year Ended 12/31/06	599	$1.558583 to $25.706496	$6,351	6.78%	0.00% to 1.25%	3.16% to 9.77%
Year Ended 12/31/05	820	$2.024344 to $23.417544	$6,725	6.73%	0.00% to 1.25%	0.14% to 1.39%
Multi–Sector Bond (1)
Year Ended 12/31/09	333	$1.111473 to $11.493079	$441	3.30%	0.00% to 1.25%	20.56% to 22.08%
Year Ended 12/31/08	224	$0.921898 to $9.414703	$282	9.52%	0.00% to 1.25%	(8.02)% to (6.86)%
Year Ended 12/31/07	53	$1.002320 to $10.108530	$54	5.58%	0.00% to 1.25%	0.24% to 1.09%
Balanced
Year Ended 12/31/09	2,235	$1.233923 to $122.549243	$15,683	3.50%	0.00% to 1.25%	19.93% to 21.43%
Year Ended 12/31/08	2,721	$1.019693 to $100.918470	$28,224	1.46%	0.00% to 1.25%	(23.69)% to (22.72)%
Year Ended 12/31/07	3,215	$1.324207 to $130.596514	$67,090	3.04%	0.00% to 1.25%	4.83% to 6.15%
Year Ended 12/31/06	3,175	$1.251906 to $123.031604	$69,232	2.89%	0.00% to 1.25%	3.01% to 10.42%
Year Ended 12/31/05	3,803	$2.857685 to $111.421574	$71,709	2.66%	0.00% to 1.25%	2.31% to 3.59%
Asset Allocation
Year Ended 12/31/09	1,302	$1.199154 to $13.321541	$1,738	2.99%	0.00% to 1.25%	25.51% to 27.09%
Year Ended 12/31/08	1,327	$0.955398 to $10.482012	$1,411	3.21%	0.00% to 1.25%	(31.00)% to (30.13)%
Year Ended 12/31/07	1,525	$1.384559 to $15.001132	$2,317	2.35%	0.00% to 1.25%	8.03% to 9.40%
Year Ended 12/31/06	1,414	$1.281584 to $13.712349	$2,030	1.94%	0.00% to 1.25%	4.37% to 9.91%
Year Ended 12/31/05	1,025	$1.180583 to $12.475450	$1,871	1.41%	0.00% to 1.25%	5.67% to 6.99%
Fidelity VIP Mid Cap
Year Ended 12/31/09	422	$2.083395 to $22.643898	$1,007	0.47%	0.00% to 1.25%	38.02% to 39.75%
Year Ended 12/31/08	461	$1.509505 to $16.202990	$823	0.23%	0.00% to 1.25%	(40.36)% to (39.61)%
Year Ended 12/31/07	503	$2.530987 to $26.828755	$1,480	0.47%	0.00% to 1.25%	13.90% to 15.34%
Year Ended 12/31/06	444	$2.222115 to $23.260937	$1,129	0.16%	0.00% to 1.25%	4.86% to 12.40%
Year Ended 12/31/05	337	$2.001683 to $20.694231	$796	0.00%	0.00% to 1.25%	16.56% to 18.02%
Fidelity VIP Contrafund (1)
Year Ended 12/31/09	766	$0.839369 to $8.679754	$757	1.33%	0.00% to 1.25%	33.79% to 35.47%
Year Ended 12/31/08	563	$0.627398 to $6.407219	$457	1.17%	0.00% to 1.25%	(43.40)% to (42.69)%
Year Ended 12/31/07	313	$1.108565 to $11.179915	$383	1.55%	0.00% to 1.25%	10.87% to 11.80%
Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/09	134	$0.784155 to $8.108774	$106	2.71%	0.00% to 1.25%	29.80% to 31.43%
Year Ended 12/31/08	91	$0.604143 to $6.169811	$55	3.41%	0.00% to 1.25%	(40.20)% to (39.44)%
Year Ended 12/31/07	12	$1.010221 to $10.188221	$13	0.12%	0.00% to 1.25%	1.03% to 1.88%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

F-29

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Russell Multi–Style Equity
Year Ended 12/31/09	1,463	$0.803032 to $9.176223	$1,233	1.31%	0.00% to 1.25%	29.77% to 31.40%
Year Ended 12/31/08	1,347	$0.618811 to $6.983334	$871	1.46%	0.00% to 1.25%	(41.31)% to (40.56)%
Year Ended 12/31/07	1,565	$1.054304 to $11.749485	$1,802	0.99%	0.00% to 1.25%	8.98% to 10.36%
Year Ended 12/31/06	2,036	$0.967415 to $10.646608	$2,233	0.94%	0.00% to 1.25%	3.39% to 12.75%
Year Ended 12/31/05	2,076	$0.868789 to $9.442962	$2,037	1.07%	0.00% to 1.25%	5.94% to 7.27%
Russell Aggressive Equity
Year Ended 12/31/09	292	$1.161700 to $13.775086	$360	0.51%	0.00% to 1.25%	29.77% to 31.39%
Year Ended 12/31/08	312	$0.887231 to $10.483725	$295	0.86%	0.00% to 1.25%	(43.63)% to (42.92)%
Year Ended 12/31/07	570	$1.559776 to $18.365962	$955	0.38%	0.00% to 1.25%	2.13% to 3.42%
Year Ended 12/31/06	522	$1.513536 to $17.758799	$852	0.19%	0.00% to 1.25%	3.31% to 14.79%
Year Ended 12/31/05	590	$1.423377 to $15.470599	$848	0.18%	0.00% to 1.25%	5.04% to 6.36%
Russell Non–U.S.
Year Ended 12/31/09	873	$1.063216 to $13.135524	$1,037	2.87%	0.00% to 1.25%	24.92% to 26.49%
Year Ended 12/31/08	872	$0.843523 to $10.384851	$840	0.00%	0.00% to 1.25%	(43.13)% to (42.41)%
Year Ended 12/31/07	969	$1.469891 to $18.032632	$1,667	2.44%	0.00% to 1.25%	8.74% to 10.12%
Year Ended 12/31/06	989	$1.339553 to $16.375774	$1,592	2.47%	0.00% to 1.25%	8.74% to 23.64%
Year Ended 12/31/05	1,216	$1.218592 to $13.244730	$1,538	1.58%	0.00% to 1.25%	12.28% to 13.69%
Russell Real Estate Securities
Year Ended 12/31/09	756	$2.254880 to $25.765834	$1,890	5.80%	0.00% to 1.25%	27.34% to 28.94%
Year Ended 12/31/08	1,168	$1.770725 to $19.982226	$10,790	1.90%	0.00% to 1.25%	(37.48)% to (36.68)%
Year Ended 12/31/07	1,765	$2.832067 to $31.559603	$33,291	2.08%	0.00% to 1.25%	(16.91)% to (15.86)%
Year Ended 12/31/06	2,144	$3.408298 to $37.506853	$57,144	1.98%	0.00% to 1.25%	5.38% to 35.84%
Year Ended 12/31/05	2,089	$2.540501 to $27.611672	$35,658	2.13%	0.00% to 1.25%	11.56% to 12.96%
Russell Core Bond
Year Ended 12/31/09	1,229	$1.570866 to $17.945158	$2,153	4.79%	0.00% to 1.25%	14.38% to 15.81%
Year Ended 12/31/08	1,128	$1.373433 to $15.497865	$1,732	3.96%	0.00% to 1.25%	(4.76)% to (3.57)%
Year Ended 12/31/07	1,244	$1.442151 to $16.070912	$1,892	5.14%	0.00% to 1.25%	5.91% to 7.24%
Year Ended 12/31/06	1,339	$1.361728 to $14.985609	$1,880	4.44%	0.00% to 1.25%	1.27% to 3.72%
Year Ended 12/31/05	1,169	$1.329349 to $14.448349	$1,592	3.61%	0.00% to 1.25%	0.75% to 2.01%
Russell LifePoints Moderate Strategy (1)
Year Ended 12/31/09	340	$0.981117 to $10.145364	$334	3.05%	0.00% to 1.25%	20.93% to 22.45%
Year Ended 12/31/08	3	$0.811324 to $8.285537	$2	1.87%	0.00% to 1.25%	(20.97)% to (19.97)%
Year Ended 12/31/07	—	$1.026594 to $10.353398	$—	1.83%	0.00% to 1.25%	2.67% to 3.53%
Russell LifePoints Balanced Strategy (1)
Year Ended 12/31/09	1,019	$0.906670 to $9.375663	$939	3.22%	0.00% to 1.25%	23.93% to 25.49%
Year Ended 12/31/08	693	$0.731582 to $7.471276	$515	2.45%	0.00% to 1.25%	(28.18)% to (27.27)%
Year Ended 12/31/07	177	$1.018600 to $10.272804	$182	5.18%	0.00% to 1.25%	1.87% to 2.73%
Russell LifePoints Growth Strategy (1)
Year Ended 12/31/09	593	$0.834382 to $8.628185	$500	2.42%	0.00% to 1.25%	26.99% to 28.59%
Year Ended 12/31/08	154	$0.657020 to $6.709831	$102	1.78%	0.00% to 1.25%	(35.12)% to (34.30)%
Year Ended 12/31/07	96	$1.012636 to $10.212641	$97	3.70%	0.00% to 1.25%	1.27% to 2.13%
Russell LifePoints Equity Growth Strategy (1)
Year Ended 12/31/09	468	$0.759004 to $7.848817	$356	0.81%	0.00% to 1.25%	29.20% to 30.83%
Year Ended 12/31/08	116	$0.587444 to $5.999321	$69	0.57%	0.00% to 1.25%	(41.49)% to (40.75)%
Year Ended 12/31/07	60	$1.003947 to $10.124977	$60	2.51%	0.00% to 1.25%	0.41% to 1.25%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

F-30

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account C and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2009 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 18, 2010

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2009	2008
Assets:
Bonds	$91,004	$79,314
Mortgage loans	21,024	21,677
Policy loans	13,717	12,884
Common and preferred stocks	5,918	5,744
Real estate	1,582	1,528
Other investments	8,587	9,185
Cash and temporary investments	2,610	4,807

Total investments	144,442	135,139

Due and accrued investment income	1,632	1,498
Income taxes recoverable	—	73
Net deferred tax assets	2,359	2,696
Deferred premium and other assets	2,403	2,361
Separate account assets	16,344	13,387

Total assets	$167,180	$155,154

Liabilities and Surplus:
Reserves for policy benefits	$125,025	$117,954
Policyowner dividends payable	4,730	4,555
Interest maintenance reserve	519	192
Asset valuation reserve	1,843	1,023
Income taxes payable	288	—
Other liabilities	6,028	5,642
Separate account liabilities	16,344	13,387

Total liabilities	154,777	142,753

Surplus	12,403	12,401

Total liabilities and surplus	$167,180	$155,154

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2009	2008	2007
Revenue:
Premiums	$13,062	$13,551	$13,242
Net investment income	7,772	7,835	7,568
Other income	532	537	545

Total revenue	21,366	21,923	21,355

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,807	6,071	5,544
Net additions to policy benefit reserves	7,178	8,491	7,904
Net transfers to (from) separate accounts	(40)	(102)	484

Total benefits	13,945	14,460	13,932

Commissions and operating expenses	2,189	2,070	2,009

Total benefits and expenses	16,134	16,530	15,941

Gain from operations before dividends and taxes	5,232	5,393	5,414

Policyowner dividends	4,715	4,547	5,012

Gain from operations before taxes	517	846	402
Income tax expense (benefit)	42	(304)	21

Net gain from operations	475	1,150	381
Net realized capital gains (losses)	(154)	(667)	619

Net income	$321	$483	$1,000

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2009	2008	2007

Beginning of year balance	$12,401	$12,106	$11,684

Net income	321	483	1,000

Change in net unrealized capital gains (losses)	503	(3,483)	(12)

Change in net deferred tax assets	(204)	(20)	165

Change in nonadmitted assets and other	141	(178)	(137)

Change in asset valuation reserve	(820)	2,664	(594)

Change in accounting principle	61	829	—

Net increase in surplus	2	295	422

End of year balance	$12,403	$12,401	$12,106

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2009	2008	2007

Cash flows from operating activities:
Premiums and other income received	$9,264	$9,379	$9,495
Investment income received	7,779	7,838	7,424
Benefit payments to policyowners and beneficiaries	(7,122)	(6,442)	(5,904)
Net transfers from (to) separate accounts	66	121	(474)
Commissions, expenses and taxes paid	(1,644)	(2,115)	(2,148)

Net cash provided by operating activities	8,343	8,781	8,393

Cash flows from investing activities:
Proceeds from investments sold or matured:

Bonds	41,409	42,698	64,980
Common and preferred stocks	9,057	5,527	6,099
Mortgage loans	2,058	1,811	2,940
Real estate	460	199	177
Other investments	825	1,669	1,175

	53,809	51,904	75,371

Cost of investments acquired:
Bonds	53,306	46,592	70,890
Common and preferred stocks	7,408	5,121	5,594
Mortgage loans	1,411	2,659	4,422
Real estate	250	118	151
Other investments	1,658	2,712	2,401

	64,033	57,202	83,458

Disbursement of policy loans, net of repayments	834	1,087	802

Net cash applied to investing activities	(11,058)	(6,385)	(8,889)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(20)	(84)	235
Other cash provided (applied)	538	(52)	(77)

Net cash provided by (applied to) financing and miscellaneous sources:	518	(136)	158

Net increase (decrease) in cash and temporary investments	(2,197)	2,260	(338)

Cash and temporary investments, beginning of year	4,807	2,547	2,885

Cash and temporary investments, end of year	$2,610	$4,807	$2,547

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). Additionally, the Company was previously granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate which is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2009. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, including a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

dividends to be paid to policyowners as a group in the subsequent fiscal year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending. See Note 3 for more information regarding net investment income.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $44 million and $43 million at December 31, 2009 and 2008, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $171 million and $143 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $83 million, $79 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 15, 2010, the date these consolidated financial statements were available to be issued. Based on this evaluation, certain events subsequent to December 31, 2009 have been disclosed (see Note 9 and Note 11). None of these subsequent events required adjustment to the consolidated financial statements at December 31, 2009 or for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Disclosure of fair value for bonds at December 31, 2009 is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. At December 31, 2008 the fair value of bonds was based primarily on values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2009 and 2008, summarized by asset categories required in the NAIC Annual Statement, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$8,667	$178	$(411)	$8,434
States, territories and possessions	1,019	33	(65)	987
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	1,219	123	(2)	1,340
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

December 31, 2008	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,795	$1,555	$(4)	$9,346
States, territories and possessions	463	61	(7)	517
Special revenue and assessments	13,084	454	(44)	13,494
All foreign governments	1,313	319	—	1,632
Hybrid securities	442	4	(122)	324
Industrial and miscellaneous	56,217	656	(7,450)	49,423

Total bonds	$79,314	$3,049	$(7,627)	$74,736

As of December 31, 2009, U.S. Government securities were in a net unrealized loss position of $233 million, compared to a net unrealized gain of $1.5 billion at December 31, 2008. The fair value of these securities reflects the relationship between the stated interest rate on the bonds held by the Company and current market yields. This relationship was impacted by rising market yields on U.S. Government securities during 2009, as well as sales by the Company of certain holdings with above market interest rates and purchases of new bonds with lower market yields. Industrial and miscellaneous corporate bonds were in a net unrealized gain position of $1.1 billion as of December 31, 2009 compared to a net unrealized loss of $6.8 billion as of December 31, 2008, primarily the result of historically high market credit spreads as of December 31, 2008, and the significant narrowing of those spreads during 2009.

Based on statement value, 90% and 89% of the Company’s bond portfolio was rated as investment-grade (i.e., rated “1” or “2” by the SVO) at December 31, 2009 and 2008, respectively. As of December 31, 2009, the Company held below investment grade bonds with a statement value of $2.0 billion that were previously classified as investment grade as of December 31, 2008 (“downgrades”). During 2009, the aggregate fair value of these bonds increased by $174 million. At December 31, 2009, the Company held bonds with an aggregate statement value of $199 million that were re-rated as investment grade at that date, but had been rated as below investment grade at December 31, 2008 (“upgrades”). During 2009, the aggregate fair value of these bonds increased by $48 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as the general narrowing of credit spreads during 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Statement value of bonds by NAIC rating category at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$8,667	$—	$—	$—	$—	$—	$8,667
States, territories and possessions	935	84	—	—	—	—	1,019
Special revenue and assessments	14,786	—	—	—	—	—	14,786
All foreign governments	1,146	73	—	—	—	—	1,219
Hybrid securities	249	93	26	10	—	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,795	$—	$—	$—	$—	$—	$7,795
States, territories and possessions	363	100	—	—	—	—	463
Special revenue and assessments	12,904	180	—	—	—	—	13,084
All foreign governments	1,224	89	—	—	—	—	1,313
Hybrid securities	372	65	5	—	—	—	442
Industrial and miscellaneous	26,059	21,211	3,820	3,308	1,684	135	56,217

Total bonds	$48,717	$21,645	$3,825	$3,308	$1,684	$135	$79,314

Statement value and fair value of bonds by contractual maturity at December 31, 2009 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$2,249	$2,291
Due after one year through five years	16,916	17,498
Due after five years through ten years	28,145	29,147
Due after ten years	17,498	17,798

	64,808	66,734
Mortgage-backed and structured securities	26,196	25,834

Total	$91,004	$92,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The tables below summarize the composition of the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2009 and 2008. The investment grade designation is based on an NAIC rating of “1” or “2”. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO or other rating agencies. On a statement value basis, 96% and 98% of the Company’s investments in these securities were rated as investment grade as of December 31, 2009 and 2008, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The decrease in the investment grade percentage is primarily attributable to downgrades of certain CMBS holdings during 2009.

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other Prime	1,730	1,711	22	20	1,752	1,731
Other Below-prime	495	442	147	111	642	553

Commercial Mortgage-Backed:
Government Agencies	491	480	—	—	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized Debt Obligations	118	60	161	24	279	84
Other Commercial Mortgage-Backed	61	62	9	7	70	69

Other Asset-Backed	3,682	3,760	223	79	3,905	3,839

Total Structured Securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

December 31, 2008	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$13,280	$13,750	$—	$—	$13,280	$13,750
Other Prime	1,806	1,650	—	—	1,806	1,650
Other Below-prime	641	532	198	118	839	650

Commercial Mortgage-Backed:
Government Agencies	323	329	—	—	323	329
Conduit	2,316	1,625	33	14	2,349	1,639
Re-REMIC	280	77	61	5	341	82
Collateralized Debt Obligations	272	89	40	6	312	95
Other Commercial Mortgage-Backed	238	146	18	3	256	149

Other Asset-Backed	3,767	3,391	70	33	3,837	3,424

Total Structured Securities	$22,923	$21,589	$420	$179	$23,343	$21,768

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2009 and 2008 due to declining market yields for such securities. Narrower credit spreads during 2009 on securities not backed by the U.S. government resulted in a recovery of a portion of the market value declines for other mortgage-backed and structured securities that had occurred in 2008. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At December 31, 2009 and 2008, the statement value of sub-prime investments was $1 million and $8 million, respectively, and the statement value of Alt-A and other below-prime investments was $641 million and $831 million, respectively. At December 31, 2009 and 2008, the fair value of sub-prime investments was $1 million and $2 million, respectively, and the fair value of Alt-A and other below-prime investments was $552 million and $648 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2009 and 2008, 77% and 76%, respectively, were rated as investment-grade.

As of December 31, 2009 and 2008, 84% and 96%, respectively, of the Company’s commercial mortgage-backed securities were rated as investment grade. Statement values of these securities by NAIC rating category and year of origination at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2009	$360	$—	$—	$—	$—	$—	$360
2008	10	—	—	—	—	—	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	—	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	—	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2007	$677	$58	$14	$—	$—	$—	$749
2006	849	44	10	18	2	—	923
2005	434	119	7	21	19	—	600
2004	197	70	4	19	—	—	290
2003 & prior	804	177	14	24	—	—	1,019

Total	$2,961	$468	$49	$82	$21	$—	$3,581

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 14 for more

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

information regarding the fair value of the Company’s investments in mortgage loans.

The maximum and minimum interest rates for mortgage loans originated during 2009 were 8.5% and 5.2%, respectively, while these rates during 2008 were 7.0% and 4.8%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral for mortgage loans originated during 2009 and 2008 was 58% and 63%, respectively, with a maximum of 100% for any single loan during each of 2009 and 2008. Loans with a 100% loan-to-value are made on a very limited basis and represent construction loans on build-to-suit properties, structured to be refinanced upon completion with a loan-to-value between 50% to 70%. As of December 31, 2009 and 2008, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 72% and 66%, respectively. The increase in the aggregate loan-to-value ratio during 2009, as shown in the table following, is primarily the result of declining fair values for the underlying collateral, based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in the market capitalization rates, borrower financial strength and/or property performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements, adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, are also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

December 31, 2008	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$818	$2,841	$2,662	$993	$7,314
Office	1,622	2,124	1,615	207	5,568
Retail	775	2,730	1,100	297	4,902
Warehouse/Industrial	296	868	1,205	400	2,769
Other	183	649	180	112	1,124

Total	$3,694	$9,212	$6,762	$2,009	$21,677

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The statement value of mortgage loans by contractual maturity at December 31, 2009 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,291
Due after one year through two years	1,429
Due after two years through five years	6,752
Due after five years through eight years	6,325
Due after eight years	5,227

$21,024

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$—	$6,442
Office	1,932	623	1,089	1,824	—	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	—	2,768
Other	154	244	400	243	—	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

December 31, 2008	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,547	$546	$1,620	$2,601	$—	$7,314
Office	1,892	653	1,109	1,914	—	5,568
Retail	1,440	437	1,258	1,723	44	4,902
Warehouse/Industrial	461	479	511	1,318	—	2,769
Other	141	244	486	253	—	1,124

Total	$6,481	$2,359	$4,984	$7,809	$44	$21,677

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on quoted market prices. For private common stocks without quoted market prices, fair value at December 31, 2009 is based upon internally developed pricing models that utilize observable market data (public comparables), external pricing sources (sponsor valuations) and cash flow modeling. At December 31, 2008, the fair value of common stocks was primarily based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices were not used at December 31, 2008, fair value was based on internally developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on internally developed pricing models. At December 31, 2008, the fair value of preferred stocks was based primarily upon values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based primarily upon internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	—	49	170	231
Other	27	—	16	—	43

Total	$377	$508	$227	$470	$1,582

December 31, 2008	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$277	$40	$27	$294	$638
Office	72	402	136	26	636
Warehouse/Industrial	12	—	54	172	238
Other	—	—	16	—	16

Total	$361	$442	$233	$492	$1,528

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company’s home office properties are included in Midwest Office investments in the table above, and have an aggregate statement value of $263 million and $245 million at December 31, 2009 and 2008, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are recorded based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

Statement value of other investments as of December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
Asset type	2009	2008
	(in millions)

Unconsolidated non-insurance subsidiaries	$4,721	$4,673
Partnerships and LLCs	2,800	3,116
Low income housing tax credit properties	545	576
Leveraged leases	318	331
Derivative instruments	14	80
Due on sale of securities	53	162
Oil and gas investments	74	107
Other	62	140

Total	$8,587	$9,185

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the OCI. The Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$4,932	$4,821	$4,535
Mortgage loans	1,356	1,334	1,306
Policy loans	976	876	821
Common and preferred stocks	178	214	331
Real estate	231	263	270
Derivative instruments	19	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Other investments	432	770	898
Amortization of IMR	39	35	29

Gross investment income	8,163	8,313	8,190
Less: investment expenses	391	478	622

Net investment income	$7,772	$7,835	$7,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31, 2009			For the year ended December 31, 2008			For the year ended December 31, 2007
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)	$465	$(327)	$138
Common and preferred stocks	1,101	(695)	406	773	(1,342)	(569)	1,415	(246)	1,169
Mortgage loans	—	(8)	(8)	—	(2)	(2)	—	(10)	(10)
Real estate	232	(17)	215	82	(4)	78	65	—	65
Other investments	897	(1,402)	(505)	1,416	(1,205)	211	306	(568)	(262)

Subtotal	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)	$2,251	$(1,151)	1,100

Less: IMR gains (losses)			563			(705)			144

Less: Capital gains taxes (benefit)			(316)			(149)			337

Net realized capital gains (losses)			$(154)			$(667)			$619

Realized gains and losses on bonds and common and preferred stock are the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization, as well as valuation adjustments resulting from the Company’s determination of other-than-temporary-impairments, as discussed below. Realized gains and losses for other investments are primarily due to derivative transactions, predominantly from foreign currency futures and equity futures (see Note 4). During 2009, 2008 and 2007, realized losses of $175 million, $156 million and $5 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $32 billion, $34 billion and $56 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$117	$(356)	$98
Common and preferred stocks	903	(3,604)	(367)
Other investments	(316)	(831)	178

	704	(4,791)	(91)

Change in deferred taxes	(201)	1,308	79

Change in net unrealized capital gains (losses)	$503	$(3,483)	$(12)

The fluctuations in net unrealized capital gains/(losses) during 2009 and 2008 were due primarily to the declines in the fair value of common stocks and other investments during 2008 that

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

management considered to be temporary, some of which have since recovered value with the market rebound during 2009. Net unrealized capital losses included unrealized losses of ($311) million, ($460) million and ($386) million for the years ended December 31, 2009, 2008 and 2007, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries are reported as unrealized under the equity method of accounting until distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also included valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2009 and 2008 were as follows:

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

	December 31, 2008
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$29,909	$26,205	$(3,704)	$16,589	$12,454	$(4,135)
Common and preferred stocks	3,326	2,391	(935)	1,048	610	(438)

Total	$33,235	$28,596	$(4,639)	$17,637	$13,064	$(4,573)

At December 31, 2009 and 2008, $1.2 billion and $1.6 billion, respectively, of the unrealized loss related to declines for greater than 12 months were related to structured securities, primarily CMBS. At December 31, 2009, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost, decreased due primarily to market credit spreads narrowing from the historically high levels at December 31, 2008. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances. Changes in the fair value of common stocks are reflected in surplus through unrealized gains/losses as a result of being reported at fair value in the financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term financial prospects of the issuer and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on evaluating the issuer’s ability to service all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security considers broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an-other-than temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Realized capital losses recognized due to declines in fair value of investments that were

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

considered to be other-than-temporary for the years ended December 31, 2009, 2008 and 2007 were $749 million, $960 million and $156 million, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds, common and preferred stocks:

Financial services	$(69)	$(366)	$(26)
Structured securities	(166)	(157)	(1)
Energy	(25)	(98)	(31)
Consumer discretionary	(133)	(82)	(3)
Health care	—	(41)	(14)
Industrials	(48)	(30)	(6)
Technology	(7)	(25)	(1)
Other	(74)	(53)	(2)

Subtotal	(522)	(852)	(84)

Other investments:
Real estate and RE funds	(151)	(88)	(46)
Energy holdings	(12)	(10)	—
Security partnerships	(52)	(10)	(26)
Derivatives	(4)	—	—
Mortgage loans	(8)	—	—

Subtotal	(227)	(108)	(72)

Total	$(749)	$(960)	$(156)

The $522 million in total valuation adjustments for bonds and stocks during 2009 was comprised of $449 million for bonds, $62 million for common stocks and $11 million for preferred stocks. The $166 million of structured securities valuation adjustments recorded during 2009 included $79 million of other collateralized debt obligations (“CDOs”), primarily backed by bank securities, and $62 million of commercial mortgage-backed securities (“CMBSs”), including CMBS CDOs.

During 2008 these valuation adjustments included $445 million for bonds, $231 million for common stocks, and $176 million for preferred stocks. The $157 million of valuation adjustments recorded against structured securities during 2008 was comprised of $63 million of CDOs and $94 million for CMBS, including CMBS CDOs.

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2009, including the basis for the adjustment, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Amortized Cost Basis Before Other-than- Temporary-Impairment	Other-than- Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate Intent to Sell	$—	$—	$—

Aggregate Intent & Ability to Hold	221	(86)	46

Total	$221	$(86)	$46

Loan-backed and structured securities for which the present value of expected cash flows was less than the amortized cost basis, thereby resulting in an other-than-temporary valuation adjustment at December 31, 2009, were as follows:

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Present Value of Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value
		(in millions)

09774XBM3	$2	$3	$—	$3	$1
20846QDV7	7	7	—	7	7
61746WKA7	—	—	—	—	—
38373MAQ3	—	—	—	—	—
38374J7C4	3	3	—	3	2
46625M3T4	1	—	—	1	—
38373VMQ0	1	1	—	1	1
38374BSY0	5	4	—	5	2
74436JEH6	—	1	—	—	1
11777LAK7	1	2	—	1	—
15188RAE2	1	—	—	1	—
3622MSAH5	1	—	(1)	—	—
3622MSAJ1	—	—	—	—	—
47631WAE7	1	—	(1)	—	1
50177AAZ2	4	1	(3)	1	1
50179AAU1	1	1	(1)	1	2
61751XAP5	1	—	(1)	—	—
65105LAG5	2	—	(2)	—	—
65105YAF9	1	—	(1)	—	—
78466MAK0	1	—	(1)	—	—
83586WAL1	1	—	(1)	—	1
036510AD7	10	1	(9)	1	1
62475FAQ5	1	—	(1)	—	—
62475FAR3	1	—	(1)	—	—
62745FAU6	1	—	(1)	—	—
65106CAD1	3	—	(3)	—	—
894127AQ2	15	13	—	15	3
55291MAA1	28	20	(4)	23	6
55291MAB9	12	7	(3)	9	4
74042JAJ2	25	18	(5)	19	1
74042MAQ9	27	19	(3)	24	2
98885YAE9	10	1	(9)	1	—
61750WAF0	7	1	(6)	—	1
62475FAP7	2	—	(2)	—	—
62475FAN2	2	—	(2)	—	—
62475FAM4	4	—	(4)	—	—
36170UBB6	3	—	(3)	—	—
36170VAJ8	10	—	(10)	—	—
05951FAA2	13	10	(4)	10	8
74043AAL5	13	9	(4)	9	1
36170UBH3	—	—	—	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

36170UBK6	—	—	—	—	—
36170UBM2	—	—	—	—	—
36170UBP5	—	—	—	—	—
36170UBR1	—	—	—	—	—
36170UBT7	—	—	—	—	—
36170UBD2	—	—	—	—	—
36170UBF7	—	—	—	—	—

Total	$221	$122	$(86)	$135	$46

In addition to the realized losses above, $40 million, $77 million and $53 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2009, 2008 and 2007, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

Securities Lending

The Company has entered into securities lending agreements whereby certain general account investment securities are loaned to third parties, primarily major brokerage firms. At December 31, 2009 and 2008, the aggregate statement value of loaned securities was $2.9 billion and $2.5 billion, respectively, while the aggregate fair value of these loaned securities was $2.7 billion and $3.0 billion, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities to be held by the Company or a trustee.

At each of December 31, 2009 and 2008, securities lending collateral held by the Company of $2.9 billion, which is reported in the consolidated statement of financial position at amortized cost and included in cash and temporary investments, with the offsetting collateral liability of $2.9 billion included in other liabilities. These collateral assets included $2.3 billion and $2.8 billion, respectively, of collateral positions with open terms (i.e., positions for which the borrower may return the loaned security and request return of the collateral at any time), $400 million and $10 million, respectively, for collateral positions with terms of less than 30 days, $90 million and $0, respectively, for collateral positions with terms of less than 60 days and $100 million and $90 million, respectively, for collateral positions with terms exceeding 90 days. At each of December 31, 2009 and 2008, the aggregate fair value of all collateral positions was $2.9 billion.

In addition to the collateral held by the Company, additional non-cash collateral was held on the Company’s behalf by a trustee at December 31, 2009 and 2008 with initial loan values of $73 million and $219 million, respectively, and current fair values of $70 million and $208 million, respectively, and is not included in the consolidated statement of financial position.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2009 and 2008, the aggregate statement value of loaned securities held by the separate accounts was $85 million and $67 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company have been deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

2009, the aggregate statement value of the pledged securities was $2.1 billion while the aggregate fair value of those securities was $1.4 billion. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities remain reported as bonds in the consolidated statement of financial position.

The proceeds to the Company of the funding transaction were $600 million, which is included in other liabilities in the consolidated statement of financial position at December 31, 2009. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2009 was less than $100,000.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2009 and 2008, the Company held $97 million and $118 million, respectively, of cash collateral under these agreements. The cash collateral is included in other assets in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments, and as a result, these instruments are reported at fair value as of December 31, 2009. This change resulted in an unrealized capital gain of $26 million for the year ended December 31, 2009.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2009.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable energy commodity price and a specified fixed energy commodity price applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital gains of $1 million were recognized during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts based on the difference between the rates of return on two different reference indices applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital losses were less than $1 million during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009 or 2008.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $239 million and unrealized capital losses of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

$239 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $19 million and unrealized capital losses of $13 million were recognized during 2009 and 2008, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $73 million and unrealized capital losses of $73 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no direct positions in these instruments at December 31, 2009.

Short total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $8 million and unrealized capital losses of $9 million were recognized during 2009 and 2008, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $17 million and unrealized capital losses of $17 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2009 or 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of less than $1 million and unrealized capital gains of $1 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital losses of $22 million and unrealized capital gains of $14 million were recognized during 2009 and 2008, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $1.7 billion and $3.5 billion during 2009 and 2008, respectively. Realized capital gains of $73 million and $274 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $7 million and ($10) million during 2009 and 2008, respectively. Realized capital gains of $72 million and realized capital losses of $143 million were recognized during 2009 and 2008, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $0 and $248 million during 2009 and 2008, respectively. No realized gains or losses were recognized during 2009 on these contracts. Realized capital losses of $87 million were recognized during 2008 upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $2 million during both 2009 and 2008. Realized capital gains of $11 million and realized capital losses of $39 million were recognized during 2009 and 2008, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts as of both December 31, 2009 and 2008 was $10 million. The fair value of CDS contracts outstanding as of both December 31, 2009 and 2008 was less than $1 million. Index credit default swap (“CDX”) contracts replicate general corporate credit exposure in either investment-grade or high-yield markets with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to pay to the counterparty an amount equal to the affected entity’s proportion to the overall index applied to the notional amount of the contract. The Company did not have any open positions in CDX contracts as of December 31, 2009 and 2008.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($11) million and ($1) million during 2009 and 2008, respectively. Realized capital losses of $3 million and realized capital gains of $2 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2009 and 2008 were as follows:

	December 31, 2009			December 31, 2008
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)

Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$13	$69	$1,175	$17	$130
Interest rate swaps	52	—	11	52	—	17
Swaptions	—	—	—	1,742	53	21
Foreign exchange contracts
Cross currency swaps	807	(86)	(55)	863	9	101
Foreign currency covers	—	—	—	2	—	2
Credit contracts
Credit default swaps	52	—	—	52	—	—

Total derivatives designated as hedging instruments	$1,936	$(73)	$25	$3,886	$79	$271

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$—	$(1)	$—	$—	$—
Swaptions	1,871	83	83	—	—	—
Fixed futures	—	—	—	7,274	—	—
Foreign exchange contracts
Foreign currency forwards	595	10	10	92	(8)	(8)
Foreign currency futures	—	—	—	1,299	—	—
Equity contracts
Equity total return swaps	71	1	1	586	(7)	(7)
Equity futures	—	—	—	552	—	—
Equity options	—	—	—	11	1	1
Credit contracts
Credit default swaps	224	(7)	(7)	264	15	15

Total derivatives not designated as hedging instruments	$2,911	$87	$86	$10,078	$1	$1

Total derivatives	$4,847	$14	$111	$13,964	$80	$272

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties, but do provide information regarding the volume of the Company’s derivative activity. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects on the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$—	$—	$—

Total derivatives in fair value hedging relationships		$—	$—	$—

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$—	$—	$—
Interest rate swaps	Net realized capital gains (losses)	—	2	—
Swaptions	Net realized capital gains (losses)	—	—	—
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	(3)	—	(8)
Foreign currency covers	Net realized capital gains (losses)	—	—	—

Total derivatives in cash flow hedging relationships		$(3)	$2	$(8)

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$10	$(35)	$(3)
Swaptions	Net realized capital gains (losses)	—	—	—
Fixed futures	Net realized capital gains (losses)	50	137	(3)
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(9)	131	(180)
Foreign currency futures	Net realized capital gains (losses)	(171)	194	—
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	51	(36)	(28)
Equity futures	Net realized capital gains (losses)	(321)	(58)	(5)
Equity options	Net realized capital gains (losses)	(2)	2	—
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	—	4	1
Credit contracts
Credit default swaps	Net realized capital gains (losses)	10	11	2

Total derivatives not designated as hedging instruments		$(382)	$350	$(216)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)

Life insurance reserves	$111,534	$105,453
Annuity reserves and deposit liabilities	7,130	6,432
Disability and long-term care unpaid claims and claim reserves	3,938	3,744
Disability and long-term care active life reserves	2,423	2,325

Total reserves for policy benefits	$125,025	$117,954

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2009, the Company had $1.2 trillion of total life insurance in-force, including $4 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. In addition, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of life insurance deficiency reserves for term life policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2009 and 2008, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2009	2008
	(in millions)

Subject to discretionary withdrawal
- with market value adjustment	$990	$801
- at book value less surrender charge of 5% or more	420	208
- at book value without adjustment	3,692	3,583
Not subject to discretionary withdrawal	2,028	1,840

Total	$7,130	$6,432

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.9 billion and $3.7 billion at December 31, 2009 and 2008, respectively. Changes in these reserves for the years ended December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
	2009	2008
	(in millions)
Balance at January 1	$3,744	$3,612

Incurred related to:
Current year	551	472
Prior years	130	112

Total incurred	681	584

Paid related to:
Current year	(20)	(18)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Prior years	(467)	(434)

Total paid	(487)	(452)

Balance at December 31	$3,938	$3,744

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$185	$70	$171	$72
Ordinary renewal	1,850	1,539	1,836	1,547

Total deferred and uncollected premiums	$2,035	$1,609	$2,007	$1,619

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2009 and 2008:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	December 31,
	2009	2008
	(in millions)
Subject to discretionary withdrawal	$13,524	$11,047
Not subject to discretionary withdrawal	2,609	2,160
Non-policy liabilities	211	180

Total separate account liabilities	$16,344	$13,387

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $18 million and $29 million attributable to GMDB at December 31, 2009 and 2008, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.2 billion, $1.4 billion and $1.7 billion during the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,319	$1,619	$1,866
Transfers from separate accounts	(1,359)	(1,721)	(1,382)

Net transfers to (from) separate accounts	$(40)	$(102)	$484

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $70 million and $35 million to the qualified employee retirement plan during the years ended December 31, 2009 and 2008, respectively, and expects to contribute $75 million in 2010.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the December 31, 2009 plan obligation by $5 million and reduced the 2009 expense by $3 million.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2009 and 2008, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets at January 1	$1,992	$2,741	$62	$89
Changes in plan assets:
Actual return on plan assets	419	(728)	13	(24)
Company contributions	70	35	—	—
Actual plan benefits paid	(63)	(56)	(6)	(3)

Fair value of plan assets at December 31	$2,418	$1,992	$69	$62

Projected benefit obligation at January 1	$2,368	$2,455	$269	$244
Changes in benefit obligation:
Service cost of benefits earned	83	90	25	29
Interest cost on projected obligations	147	147	16	14
Projected gross plan benefits paid	(73)	(65)	(16)	(14)
Projected Medicare Part D reimbursement	—	—	1	2
Experience losses (gains)	19	(259)	—	(6)
Plan amendments	—	—	(5)	—

Projected benefit obligation at December 31	$2,544	$2,368	$290	$269

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants. See Note 14 for information about the fair values of benefit plan assets within GASA.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2009 and 2008 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Target Allocation	Defined Benefit Plans		Postretirement Benefit Plans
		2009	2008	2009	2008

Bonds	40%	38%	36%	38%	36%
Equity securities	58%	59%	58%	59%	58%
Other investments	2%	3%	6%	3%	6%

Total assets	100%	100%	100%	100%	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.2 billion and $2.0 billion at December 31, 2009 and 2008, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2009 and 2008 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)

PBO	$73	$60	$231	$228
ABO	43	35	—	—

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2009, 2008 and 2007 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007

Projected benefit obligation:

Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%

Net periodic benefit cost:

Discount rate	6.25%	6.00%	6.00%	6.25%	6.00%	6.00%
Annual increase in compensation	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The PBO for postretirement benefits at December 31, 2009 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5% over three years and remaining level thereafter. At December 31, 2008 the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5% over four years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2009 by $32 million and net periodic postretirement benefit expense for the year ended December 31, 2009 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2009 and net periodic postretirement benefit expense for the year ended December 31, 2009 by the same amounts.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2009 and 2008:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets	$2,418	$1,992	$69	$62
Projected benefit obligation	2,544	2,368	290	269

Funded status	(126)	(376)	(221)	(207)

Unrecognized net experience losses	691	986	42	49
Unrecognized prior service cost	—	—	(5)	—
Unrecognized initial net asset	(516)	(544)	—	—
Additional minimum liability	(10)	(9)	—	—
Nonadmitted asset	(493)	(485)	—	—

Net pension liability	$(454)	$(428)	$(184)	$(158)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $10 million, $9 million and $13 million at December 31, 2009, 2008 and 2007, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2009, 2008 and 2007 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007
	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$83	$90	$85	$25	$29	$27
Interest cost on projected obligations	147	147	136	16	15	12
Amortization of experience gains and losses	61	4	4	2	—	1
Amortization of initial net asset	(28)	—	—	—	—	—
Expected return on plan assets	(160)	(218)	(202)	(5)	(7)	(7)

Net periodic benefit cost	$103	$23	$23	$38	$37	$33

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2010 through 2019 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2010	$88	$17
2011	97	19
2012	107	22
2013	119	23
2014	131	26
2015-2019	896	174

Total	$1,438	$281

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2009, 2008 and 2007 the Company expensed total contributions to these plans of $30 million, $29 million and $28 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2009 and 2008 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)

Direct premium revenue	$13,910	$14,356	$14,007
Premiums ceded	(848)	(805)	(765)

Net premium revenue	$13,062	$13,551	$13,242

Direct benefit expense	$14,458	$15,027	$14,518
Benefits ceded	(513)	(567)	(586)

Net benefit expense	$13,945	$14,460	$13,932

In addition, the Company received $194 million, $184 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2009 and 2008 that were considered by management to be uncollectible.

Subsequent to December 31, 2009, the Company agreed to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The expected impact on the Company’s 2010 financial statements from these recapture transactions will be to increase investments and policy benefit reserves by $68 million and $100 million, respectively, with a resulting decrease in net income and surplus of $32 million at December 31, 2010 and for the year then ended. This financial statement impact represents the net compensation paid to these reinsurers upon recapture to forego expected future profits on the related long-term care insurance business.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Tax payable on ordinary income	$52	$97	$50
Tax credits	(43)	(122)	(110)
Increase (decrease) in contingent tax liabilities	33	(279)	81

Total current tax expense (benefit)	$42	$(304)	$21

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 9%, 91% and 16% for the years ended December 31, 2009, 2008 and 2007, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million and $252 million during the years ended December 31, 2008 and 2007, respectively. Income taxes paid in 2009 and prior years of $989 million are available at December 31, 2009 for refund claims in the event of future tax losses. Due to limitations on the utilization of tax credits a significant portion of the tax credits available in 2009 were not utilized. Tax credit carryforwards at December 31, 2009 were $79 million.

Federal income tax returns for 2005 and prior years are closed as to further assessment of tax. Income taxes recoverable or payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2009 were as follows (in millions):

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Balance at January 1, 2009	$385

Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	33
Reductions for tax positions of prior years	—

Balance at December 31, 2009	$418

Included in the balance at December 31, 2009 are $364 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2009, 2008 and 2007, the Company recognized $19 million, $(38) million and $34 million, respectively, in interest-related expense (benefit). The Company had $55 million and $35 million accrued for the payment of interest at December 31, 2009 and 2008, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$955	$925	$30
Investments	226	440	(214)
Policy benefit liabilities	1,645	1,645	—
Benefit plan obligations	495	444	51
Guaranty fund assessments	11	11	—
Nonadmitted assets	69	75	(6)
Other	159	111	48
Valuation adjustment	—	—	—

Adjusted gross deferred tax assets:	3,560	3,651	(91)

Nonadmitted deferred tax assets:	—	(74)	74

Admitted adjusted deferred tax assets	3,560	3,577	(17)

Deferred tax liabilities:
Premiums and other receivables	603	591	12
Investments	590	284	306
Other	8	6	2

Gross deferred tax liabilities	1,201	881	320

Net admitted adjusted gross deferred tax assets	$2,359	$2,696	$(337)

Adjusted gross deferred tax assets at December 31, 2009 included $3.4 billion of temporary differences that were ordinary in nature and $0.2 billion of temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2009 included $0.9 billion of temporary differences that were ordinary in nature and $0.3 billion of temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the years ending December 31, 2009 and 2010. SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period for carryforward of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the entity meets a minimum risk-based capital (“RBC”) level of 250%. Entities that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At December 31, 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At December 31, 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2009 would have exceeded the previous SSAP 10 limit by $544 million, which would have reduced surplus in the consolidated statement of financial position by $544 million at December 31, 2009, compared to the result under SSAP 10R. Of this amount, $544 million is ordinary in nature.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period for carryforward of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

At December 31, 2008, the Company’s gross deferred tax assets exceeded this permitted practice limit by $74 million. If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10 limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2009 were as follows:

	Ordinary	Capital	Total
	(in millions)
One year Reversal and 10% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	$894	$71	$965
DTA’s expected to be realized within one year	—	849	849
Remaining DTA’s to be offset against DTL’s	146	1,054	1,200

Three Year Reversal and 15% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	819	146	965
DTA’s expected to be realized within three years	—	1,466	1,466
Remaining DTA’s to be offset against DTL’s	71	1,058	1,129

Increased Amounts From Use of Three year Reversal and 15% Surplus Limit:
Deferred tax assets	—	—	—
Admitted assets	544	—	544
Surplus	544	—	544

Stautory Capital and Surplus:
10 percent of statutory capital and surplus			977
15 percent of statutory capital and surplus			1,466

Risk based Capital levels:
Total adjusted capital			16,611
Authorized control level			1,810

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2009 and 2008, the Company’s investment in Russell common stock was reported in common and preferred stocks in

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the consolidated statement of financial position at $154 million and $67 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion and $1 billion, respectively.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $746 million and $730 million at December 31, 2009 and December 31, 2008, respectively, and net income as reported in the consolidated statement of operations would have been lower by $16 million, $63 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively.

During 2007, the Company received common stock dividends from Russell in the amount of $56 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009 or 2008.

In July 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009, and are reported in net investment income in the consolidated statement of operations for the year then ended.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $27 million in dividends on senior preferred stock during 2009.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. The Company subsequently entered into a loan agreement with Russell under which Russell could borrow up to $764 million to purchase the Lehman securities or to otherwise meet its obligations to the funds under the capital support agreements. The loan bore interest at prime plus 2% and had a term of three years. At December 31, 2008, there was no outstanding balance under this loan agreement. On January 12, 2009, the loan agreement was terminated, and the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $519 million of junior preferred stock and warrants under this agreement during 2009, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2009, Russell redeemed $24 million of junior preferred stock and cancelled related warrants under this agreement leaving $495 million of junior preferred stock and warrants outstanding at December 31, 2009. As of December 31, 2009, the Company held 39 million warrants which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $6.43,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company utilized the Black-Scholes model to value warrants held at December 31, 2009. Russell continues to support the value of up to $245 million of Lehman Brothers Holdings Inc. securities held by its sponsored funds, and the Company remains committed to purchase up to that amount of junior preferred stock and warrants issued by Russell to fund this obligation. The Company earned $17 million in dividends on junior preferred stock during 2009.

During 2008, the Company purchased $654 million of short-term notes issued by third parties from money market funds sponsored by Russell. These notes were purchased at amortized cost, which approximated fair value, and had varying interest rates and maturity dates. The securities have all reached maturity during 2009 and have been repaid. The Company held $342 million of these notes at December 31, 2008, which were reported at amortized cost and included in cash and temporary investments in the consolidated statement of financial position.

The Company also invested in other notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. The Company held $180 million at each of December 31, 2009 and 2008, of other notes issued by Russell, which are reported at amortized cost and included in bonds in the consolidated statement of financial position.

During 2009, Russell entered into a revolving line of credit of up to $250 million, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2009. During 2009, the Company received a payment of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $180 million and $233 million at December 31, 2009 and 2008, respectively.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)
Common stock	$154	$67
Fixed income notes	180	180
Senior preferred stock	350	350
Junior preferred stock	425	—
Warrants	70	—

Total	$1,179	$597

On February 10, 2010, Russell and the Company entered into an agreement to sell Russell’s private equity business, which is expected to result in an after tax gain to Russell of approximately $365 million which will be reported as an unrealized gain in the Company’s 2010 consolidated statement of changes in surplus. The after tax proceeds of the sale are expected to be used by Russell to retire the fixed income notes issued by Russell to the Company with the remainder being used to retire junior preferred stock and warrants.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to 39 years at December 31, 2009. If these affiliates or financial representatives are not able to meet their obligations, the Company would be required to make payments to fulfill its guarantees. The maximum aggregate exposure under these guarantees was $491 million at December 31, 2009. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.1 billion at December 31, 2009 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2009 and 2008.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2009.

13.	Related Party Transactions

During each of 2009 and 2008, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. The aggregate statement value and fair value of investments transferred during 2008 was $102 million and $449 million, respectively. These capital contributions were accounted for at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009 the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008 the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions. The Company held shares in the successor funds with aggregate fair values of $376 million at December 31, 2008, which were included in common stocks in the consolidated statement of financial position. At December 31, 2008, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with aggregate fair values of $162 million.

14.	Fair Value of Financial Instruments

The fair value of an asset or liability is the amount at which the asset or liability could be purchased or sold in a current transaction between willing parties, other than in a forced sale or liquidation situation.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The fair value of investment assets and certain policy liabilities at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Statement Value	Fair Value	Statement Value	Fair Value
Assets:
Bonds	$91,004	$92,568	$79,314	$74,736
Mortgage loans	21,024	19,847	21,677	18,620
Policy loans	13,717	13,717	12,884	12,884
Common and preferred stocks	5,918	7,499	5,744	6,646
Real estate	1,582	1,893	1,528	2,402
Other investments	8,587	9,320	9,185	10,624
Cash and temporary investments	2,610	2,610	4,807	4,807

Total investments	$144,442	$147,454	$135,139	$130,719

Liabilities:
Investment-type insurance reserves	$5,078	$4,714	$4,563	$4,226

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

At December 31, 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data, the fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. At December 31, 2008, the fair value of bonds, common and preferred stocks and other equity securities were generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. When SVO-published values or quoted market prices were not used, fair value was estimated using independent pricing services or internally developed pricing models. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. Estimates of fair value can be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The table below presents the common stocks and separate account assets reported at fair value in the consolidated statement of financial position, in aggregate, as of December 31, 2009. The statement value of bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement value of derivatives reported at fair value as of December 31, 2009 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value, as they are reported using the equity method.

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
General account common stocks	$3,960	$—	$664	$4,624
Separate accounts:
Mutual fund investments	13,774	—	—	13,774
Other benefit plan assets	11	8	1	20
Pension and postretirement assets:
Bonds	4	951	11	966
Public and private equities	1,184	—	13	1,197
Preferred stock	—	3	2	5
Cash and Short term securities	192	—	—	192
Other asset/liabilities	(18)	(11)	156	127

Subtotal pension and postretirement assets	1,362	943	182	2,487

Total	$19,107	$951	$847	$20,905

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2009.

	For the year ended December 31, 2009
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$1,064	$(22)	$86	$(73)	$(391)	$664
Separate accounts:
Other benefit plan assets	1	—	—	—	—	1
Pension and postretirement assets:
Bonds	3	—	—	(5)	13	11
Public and private equities	14	1	(1)	—	(1)	13
Preferred stock	2	—	—	—	—	2
Other asset/liabilities	153	(4)	(4)	11	—	156

Subtotal pension and postretirement assets	172	(3)	(5)	6	12	182

Total	$1,237	$(25)	$81	$(67)	$(379)	$847

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.

/s/PRICEWATERHOUSECOOPERS LLP

February 15, 2010